                                                                   EXHIBIT 4.1

================================================================================





                          Western Wireless Corporation

                                       TO

                       Harris Trust Company of California
                                    Trustee



                                ________________

                                   Indenture

                          Dated as of October 24, 1996

                                ________________




                                  $200,000,000


                   10-1/2% Senior Subordinated Notes Due 2007





================================================================================

                     .....................................

               Reconciliation and tie between Trust Indenture Act
              of 1939 and Indenture, dated as of October 24, 1996



Trust Indenture                                                     Indenture
  Act Section                                                        Section
---------------                                                     ---------
Section  310 (a) (1)     ..........................................    609
             (a) (2)     ..........................................    609
             (a) (3)     ..........................................    Not
                                                                       Applicable
             (a) (4)     ..........................................    Not
                                                                       Applicable
             (b)         ..........................................    608
                                                                       610
Section  311 (a)         ..........................................    613 (a)
             (b)         ..........................................    613 (b)
             (b) (2)     ..........................................    703 (a) (2)
                                                                       703 (b)
Section  312 (a)         ..........................................    701
                                                                       702 (a)
             (b)         ..........................................    702 (b)
             (c)         ..........................................    702 (c)
Section  313 (a)         ..........................................    703 (a)
             (b)         ..........................................    703 (b)
             (c)         ..........................................    703 (a)
                                                                       703 (b)
             (d)         ..........................................    703 (c)
Section  314 (a)         ..........................................    704
             (b)         ..........................................    Not
                                                                       Applicable
             (c) (1)     ..........................................    102
             (c) (2)     ..........................................    102
             (c) (3)     ..........................................    Not
                                                                       Applicable
             (d)         ..........................................    Not
                                                                       Applicable
             (e)         ..........................................    102
Section  315 (a)         ..........................................    601 (a)
             (b)         ..........................................    602
                                                                       703 (a) (6)
             (c)         ..........................................    601 (b)
             (d)         ..........................................    601 (c)
             (d) (1)     ..........................................    601 (a) (1)
             (d) (2)     ..........................................    601 (c) (2)
             (d) (3)     ..........................................    601 (c) (3)
             (e)         ..........................................    514

Trust Indenture                                                        Indenture
  Act Section                                                           Section
---------------                                                        ---------
Section  316 (a)          .............................................   101
             (a) (1) (A)  .............................................   502
                                                                          512
             (a) (1) (B)  .............................................   513
             (a) (2)      .............................................   Not
                                                                          Applicable
             (b)          .............................................   508
Section  317 (a) (1)      .............................................   503
             (a) (2)      .............................................   504
             (b)          .............................................   1003
Section  318 (a)          .............................................   107





______________

         Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----
Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Recitals of the Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1


                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

         SECTION 101.     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                 2006 Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 Additional Step-Up . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 Administrative Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 Affiliate and Related Person Proceeds  . . . . . . . . . . . . . . . . . . . . 3
                 Agent Member . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 Applicable Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 Asset Disposition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 Authenticating Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 Board of Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 Board Resolution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 Capital Lease Obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 Capital Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 Cedel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 Change of Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 Commission . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 Company Request  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 Company Order  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 Consolidated Income Tax Expense  . . . . . . . . . . . . . . . . . . . . . . . 5
                 Consolidated Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 Consolidated Interest Expense  . . . . . . . . . . . . . . . . . . . . . . . . 5
                 Consolidated Net Income  . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 Consolidated Net Worth . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 Consolidated Restricted Subsidiary . . . . . . . . . . . . . . . . . . . . . . 6
                 Corporate Trust Office . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 corporation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 Credit Facility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 Cumulative EBITDA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 Cumulative Interest Expense  . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 Defaulted Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 Depositary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 Designated Senior Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . 7
                 DTC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

                                                                                               Page
                                                                                               ----
                 EBITDA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
                 Euroclear  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
                 Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
                 Exchange Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
                 Exchange Offer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
                 Exchange and Registration Rights Agreement . . . . . . . . . . . . . . . . . .  7
                 Exchange Registration Statement  . . . . . . . . . . . . . . . . . . . . . . .  8
                 Exchange Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
                 Expiration Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
                 Fair Market Value  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
                 Global Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
                 Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
                 Holder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
                 Incur  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
                 Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
                 Indebtedness to EBITDA Ratio . . . . . . . . . . . . . . . . . . . . . . . . . 10
                 Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
                 Initial Investors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
                 Initial Purchasers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
                 Initial Regulation S Securities  . . . . . . . . . . . . . . . . . . . . . . . 10
                 Interest Hedge Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . 10
                 Interest Payment Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
                 Lien . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
                 Make-Whole Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
                 Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
                 Net Available Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
                 NORTEL Facility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
                 Offer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
                 Offer to Purchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
                 Officers' Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
                 Opinion of Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
                 Original Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
                 Other Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
                 Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
                 pari passu . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
                 Paying Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
                 Payment Blockage Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
                 Permitted Joint Venture  . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
                 Permitted Joint Venture Investment . . . . . . . . . . . . . . . . . . . . . . 16
                 Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
                 Predecessor Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
                 Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
                 Proceeding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
                 Purchase Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
                 Purchase Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
                 Purchase Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
                 Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
                 Qualified Capital Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
                 Qualified Capital Stock Proceeds . . . . . . . . . . . . . . . . . . . . . . . 17

                                                                                               Page
                                                                                               ----
                 Redeemable Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
                 Redemption Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
                 Redemption Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
                 Registered Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
                 Registration Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
                 Regular Record Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
                 Regulation S . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
                 Regulation S Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
                 Regulation S Global Security . . . . . . . . . . . . . . . . . . . . . . . . . 19
                 Regulation S Legend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
                 Regulation S Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
                 Reinvestment Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
                 Related Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
                 Resale Registration Statement  . . . . . . . . . . . . . . . . . . . . . . . . 19
                 Restricted Global Security . . . . . . . . . . . . . . . . . . . . . . . . . . 19
                 Restricted Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
                 Restricted Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
                 Restricted Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
                 Restricted Securities Certificate  . . . . . . . . . . . . . . . . . . . . . . 20
                 Restricted Securities Legend . . . . . . . . . . . . . . . . . . . . . . . . . 20
                 Restricted Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
                 Rule 144A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
                 Rule 144A Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
                 Sale and Leaseback Transaction . . . . . . . . . . . . . . . . . . . . . . . . 20
                 Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
                 Securities Act Legend  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
                 Securities Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
                 Security Registrar . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
                 Security Register  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
                 Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
                 Senior Nonmonetary Default . . . . . . . . . . . . . . . . . . . . . . . . . . 22
                 Senior Payment Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
                 Special Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
                 Stated Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
                 Statistical Release  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
                 Step-Down Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
                 Step-Up  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
                 Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
                 Successor Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
                 Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
                 Trust Indenture Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
                 U.S. Government Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . 23
                 Unrestricted Securities Certificate  . . . . . . . . . . . . . . . . . . . . . 23
                 Unrestricted Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
                 Vice President . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
                 Voting Power . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
                 Wholly Owned Restricted Subsidiary . . . . . . . . . . . . . . . . . . . . . . 24
                 Wireless Communications Business . . . . . . . . . . . . . . . . . . . . . . . 24

                                                                                               Page
                                                                                               ----
         SECTION 102.     Compliance Certificates and Opinions  . . . . . . . . . . . . . . . . 24
         SECTION 103.     Form of Documents Delivered to Trustee  . . . . . . . . . . . . . . . 25
         SECTION 104.     Acts of Holders; Record Date  . . . . . . . . . . . . . . . . . . . . 26
         SECTION 105.     Notices, Etc., to Trustee and Company . . . . . . . . . . . . . . . . 27
         SECTION 106.     Notice to Holders; Waiver . . . . . . . . . . . . . . . . . . . . . . 27
         SECTION 107.     Conflict with Trust Indenture Act . . . . . . . . . . . . . . . . . . 28
         SECTION 108.     Effect of Headings and Table of Contents  . . . . . . . . . . . . . . 28
         SECTION 109.     Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . 28
         SECTION 110.     Separability Clause . . . . . . . . . . . . . . . . . . . . . . . . . 28
         SECTION 111.     Benefits of Indenture . . . . . . . . . . . . . . . . . . . . . . . . 29
         SECTION 112.     Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
         SECTION 113.     Legal Holidays  . . . . . . . . . . . . . . . . . . . . . . . . . . . 29


                                  ARTICLE TWO

                                 Security Forms

         SECTION 201.     Forms Generally . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
         SECTION 202.     Form of Face of Security  . . . . . . . . . . . . . . . . . . . . . . 30
         SECTION 203.     Form of Reverse of Security . . . . . . . . . . . . . . . . . . . . . 34
         SECTION 204.     Form of Trustee's Certificate of Authentication . . . . . . . . . . . 39


                                 ARTICLE THREE

                                 The Securities

         SECTION 301.     Title and Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . 39
         SECTION 302.     Denominations . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
         SECTION 303.     Execution, Authentication, Delivery and Dating  . . . . . . . . . . . 41
         SECTION 304.     Temporary Securities  . . . . . . . . . . . . . . . . . . . . . . . . 42
         SECTION 305.     Global Securities . . . . . . . . . . . . . . . . . . . . . . . . . . 43
         SECTION 306.     Registration, Registration of Transfer and Exchange Generally;
                          Certain Transfers and Exchanges; Securities Act Legends . . . . . . . 45
         SECTION 307.     Mutilated, Destroyed, Lost and Stolen Securities  . . . . . . . . . . 51
         SECTION 308.     Payment of Interest; Interest Rights Preserved  . . . . . . . . . . . 52
         SECTION 309.     Persons Deemed Owners . . . . . . . . . . . . . . . . . . . . . . . . 53
         SECTION 310.     Cancellation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 54

                                                                                               Page
                                                                                               ----
         SECTION 311.     Computation of Interest . . . . . . . . . . . . . . . . . . . . . . . 54


                                  ARTICLE FOUR

                           Satisfaction and Discharge

         SECTION 401.     Satisfaction and Discharge of Indenture . . . . . . . . . . . . . . . 54
         SECTION 402.     Application of Trust Money  . . . . . . . . . . . . . . . . . . . . . 56


                                  ARTICLE FIVE

                                    Remedies

         SECTION 501.     Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . 56
         SECTION 502.     Acceleration of Maturity; Rescission and Annulment  . . . . . . . . . 59
         SECTION 503.     Collection of Indebtedness and Suits for Enforcement by Trustee . . . 60
         SECTION 504.     Trustee May File Proofs of Claim  . . . . . . . . . . . . . . . . . . 61
         SECTION 505.     Trustee May Enforce Claims Without Possession of Securities . . . . . 62
         SECTION 506.     Application of Money Collected  . . . . . . . . . . . . . . . . . . . 62
         SECTION 507.     Limitation on Suits . . . . . . . . . . . . . . . . . . . . . . . . . 62
         SECTION 508.     Unconditional Right of Holders to Receive Principal,
                          Premium and Interest. . . . . . . . . . . . . . . . . . . . . . . . . 63
         SECTION 509.     Restoration of Rights and Remedies  . . . . . . . . . . . . . . . . . 64
         SECTION 510.     Rights and Remedies Cumulative  . . . . . . . . . . . . . . . . . . . 64
         SECTION 511.     Delay or Omission Not Waiver  . . . . . . . . . . . . . . . . . . . . 64
         SECTION 512.     Control by Holders  . . . . . . . . . . . . . . . . . . . . . . . . . 64
         SECTION 513.     Waiver of Past Defaults . . . . . . . . . . . . . . . . . . . . . . . 65
         SECTION 514.     Undertaking for Costs . . . . . . . . . . . . . . . . . . . . . . . . 66
         SECTION 515.     Waiver of Stay or Extension Laws  . . . . . . . . . . . . . . . . . . 66


                                  ARTICLE SIX

                                  The Trustee

         SECTION 601.     Certain Duties and Responsibilities . . . . . . . . . . . . . . . . . 66
         SECTION 602.     Notice of Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . 67
         SECTION 603.     Certain Rights of Trustee . . . . . . . . . . . . . . . . . . . . . . 67
         SECTION 604.     Not Responsible for Recitals or Issuance of Securities  . . . . . . . 69
         SECTION 605.     May Hold Securities . . . . . . . . . . . . . . . . . . . . . . . . . 69

                                                                                               Page
                                                                                               ----
         SECTION 606.     Money Held in Trust . . . . . . . . . . . . . . . . . . . . . . . . . 69
         SECTION 607.     Compensation and Reimbursement  . . . . . . . . . . . . . . . . . . . 69
         SECTION 608.     Disqualification; Conflicting Interests . . . . . . . . . . . . . . . 70
         SECTION 609.     Corporate Trustee Required; Eligibility . . . . . . . . . . . . . . . 70
         SECTION 610.     Resignation and Removal; Appointment of Successor . . . . . . . . . . 71
         SECTION 611.     Acceptance of Appointment by Successor  . . . . . . . . . . . . . . . 72
         SECTION 612.     Merger, Conversion, Consolidation or Succession to Business . . . . . 73
         SECTION 613.     Preferential Collection of Claims Against Company . . . . . . . . . . 73
         SECTION 614.     Appointment of Authenticating Agent . . . . . . . . . . . . . . . . . 73


                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company

         SECTION 701.     Company to Furnish Trustee Names and Addresses of Holders . . . . . . 76
         SECTION 702.     Preservation of Information; Communications to Holders  . . . . . . . 76
         SECTION 703.     Reports by Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . 77
         SECTION 704.     Reports by Company  . . . . . . . . . . . . . . . . . . . . . . . . . 77


                                 ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

         SECTION 801.     Company May Consolidate, Etc. Only on Certain Terms . . . . . . . . . 77
         SECTION 802.     Successor Substituted . . . . . . . . . . . . . . . . . . . . . . . . 79


                                  ARTICLE NINE

                            Supplemental Indentures

         SECTION 901.     Supplemental Indentures Without Consent of Holders  . . . . . . . . . 79
         SECTION 902.     Supplemental Indentures with Consent of Holders . . . . . . . . . . . 80
         SECTION 903.     Execution of Supplemental Indentures  . . . . . . . . . . . . . . . . 81

                                                                                               Page
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         SECTION 904.     Effect of Supplemental Indentures . . . . . . . . . . . . . . . . . . 81
         SECTION 905.     Conformity with Trust Indenture Act . . . . . . . . . . . . . . . . . 82
         SECTION 906.     Reference in Securities to Supplemental Indentures  . . . . . . . . . 82
         SECTION 907.     Notice of Supplemental Indenture  . . . . . . . . . . . . . . . . . . 82


                                  ARTICLE TEN

                                   Covenants

         SECTION 1001.    Payment of Principal, Premium and Interest  . . . . . . . . . . . . .  82
         SECTION 1002.    Maintenance of Office or Agency . . . . . . . . . . . . . . . . . . .  83
         SECTION 1003.    Money for Security Payments to be Held in Trust . . . . . . . . . . .  83
         SECTION 1004.    Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         SECTION 1005.    Maintenance of Properties . . . . . . . . . . . . . . . . . . . . . .  85
         SECTION 1006.    Payment of Taxes and Other Claims . . . . . . . . . . . . . . . . . .  85
         SECTION 1007.    Maintenance of Insurance  . . . . . . . . . . . . . . . . . . . . . .  86
         SECTION 1008.    Limitation on Consolidated Indebtedness . . . . . . . . . . . . . . .  86
         SECTION 1009.    Limitation on Preferred Stock of Restricted Subsidiaries  . . . . . .  89
         SECTION 1010.    Limitation on Certain Indebtedness  . . . . . . . . . . . . . . . . .  89
         SECTION 1011.    Limitation on Restricted Payments . . . . . . . . . . . . . . . . . .  90
         SECTION 1012.    Limitations Concerning Distributions and Transfers
                          By Restricted Subsidiaries. . . . . . . . . . . . . . . . . . . . . .  92
         SECTION 1013.    Limitation on Liens . . . . . . . . . . . . . . . . . . . . . . . . .  93
         SECTION 1014.    Limitation on Transactions with Affiliates and Related Persons  . . .  94
         SECTION 1015.    Limitation on Certain Asset Dispositions  . . . . . . . . . . . . . .  94
         SECTION 1016.    Limitation on Issuances and Sales of Capital Stock
                          of Wholly Owned Restricted Subsidiaries . . . . . . . . . . . . . . .  97
         SECTION 1017.    Change of Control . . . . . . . . . . . . . . . . . . . . . . . . . .  97
         SECTION 1018.    Statement by Officers as to Default; Compliance Certificates  . . . . 100
         SECTION 1019.    Waiver of Certain Covenants . . . . . . . . . . . . . . . . . . . . . 101
         SECTION 1020.    Provision of Financial Information  . . . . . . . . . . . . . . . . . 101

                                 ARTICLE ELEVEN

                            Redemption of Securities

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                                                                                               ----
         SECTION 1101.    Right of Redemption . . . . . . . . . . . . . . . . . . . . . . . . . 101
         SECTION 1102.    Applicability of Article  . . . . . . . . . . . . . . . . . . . . . . 102
         SECTION 1103.    Election to Redeem; Notice to Trustee . . . . . . . . . . . . . . . . 102
         SECTION 1104.    Selection by Trustee of Securities to Be Redeemed . . . . . . . . . . 102
         SECTION 1105.    Notice of Redemption  . . . . . . . . . . . . . . . . . . . . . . . . 103
         SECTION 1106.    Deposit of Redemption Price . . . . . . . . . . . . . . . . . . . . . 103
         SECTION 1107.    Securities Payable on Redemption Date . . . . . . . . . . . . . . . . 104
         SECTION 1108.    Securities Redeemed in Part . . . . . . . . . . . . . . . . . . . . . 104


                                 ARTICLE TWELVE

                          Subordination of Securities

         SECTION 1201.    Securities Subordinate to Senior Indebtedness . . . . . . . . . . . . 104
         SECTION 1202.    Payment Over of Proceeds Upon Dissolution, Etc. . . . . . . . . . . . 105
         SECTION 1203.    No Payment When Senior Indebtedness in Default  . . . . . . . . . . . 107
         SECTION 1204.    Payment Permitted If No Default . . . . . . . . . . . . . . . . . . . 108
         SECTION 1205.    Subrogation to Rights of Holders of Senior Indebtedness . . . . . . . 108
         SECTION 1206.    Provisions Solely to Define Relative Rights . . . . . . . . . . . . . 109
         SECTION 1207.    Trustee to Effectuate Subordination . . . . . . . . . . . . . . . . . 109
         SECTION 1208.    No Waiver of Subordination Provisions . . . . . . . . . . . . . . . . 109
         SECTION 1209.    Notice to Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . 110
         SECTION 1210.    Reliance on Judicial Order or Certificate of Liquidating Agent  . . . 111
         SECTION 1211.    Trustee Not Fiduciary for Holders of Senior Debt  . . . . . . . . . . 111
         SECTION 1212.    Rights of Trustee as Holder of Senior Indebtedness;
                          Preservation of Trustee's Rights  . . . . . . . . . . . . . . . . . . 112
         SECTION 1213.    Article Applicable to Paying Agents . . . . . . . . . . . . . . . . . 112
         SECTION 1214.    Defeasance of this Article Twelve . . . . . . . . . . . . . . . . . . 112

                                ARTICLE THIRTEEN

                       Defeasance and Covenant Defeasance

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         SECTION 1301.    Company's Option to Effect Defeasance or Covenant Defeasance  . . . . 113
         SECTION 1302.    Defeasance and Discharge  . . . . . . . . . . . . . . . . . . . . . . 113
         SECTION 1303.    Covenant Defeasance . . . . . . . . . . . . . . . . . . . . . . . . . 113
         SECTION 1304.    Conditions to Defeasance or Covenant Defeasance . . . . . . . . . . . 114
         SECTION 1305.    Deposited Money and U.S. Government Obligations to be Held in
                          Trust; Other Miscellaneous Provisions  . . . . . . . . . . . . . . .  116
         SECTION 1306.    Reinstatement . . . . . . . . . . . . . . . . . . . . . . . . . . . . 117


TESTIMONIUM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 118

SIGNATURES AND SEALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 119

ACKNOWLEDGMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 120


ANNEXES

ANNEX A  Form of Regulation S Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1

ANNEX B  Form of Restricted Securities Certificate  . . . . . . . . . . . . . . . . . . . . . . B-1

ANNEX C  Form of Unrestricted Securities Certificate  . . . . . . . . . . . . . . . . . . . . . C-1

                 INDENTURE, dated as of October 24, 1996, between Western Wireless Corporation, a corporation duly organized and existing under the laws of the State of Washington (herein called the "Company"), having its principal office at 2001 NW Sammamish Road, Issaquah, Washington 98027, and Harris Trust Company of California, a trust company duly organized and existing under the laws of the State of California, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

                 The Company has duly authorized the creation of an issue of its 10-1/2% Senior Subordinated Notes Due 2007 (the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                 All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                 NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                 For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101.     Definitions.

                 For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                 (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                 (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                 (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

                 (4) unless otherwise specifically set forth herein, all calculations or determinations of a Person shall be performed or made on a consolidated basis in accordance with generally accepted accounting principles but shall not include the accounts of Unrestricted Subsidiaries, except to the extent of dividends and distributions actually paid to the Company or one of its Wholly Owned Restricted Subsidiaries; and

                 (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                 Certain terms, used principally in Article Six, are defined in that Article.

                 "2006 Notes" means the 10-1/2% Senior Subordinated Notes Due 2006 of the Company issued pursuant to the Indenture, dated as of May 22, 1996, between the Company and the Trustee.

                 "Act," when used with respect to any Holder, has the meaning specified in Section 104.

                 "Additional Step-Up" has the meaning specified in the form of the Securities set forth in Section 202.

                 "Administrative Agent" means the Person or Persons designated as such under the Credit Facility.

                 "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with re-spect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 "Affiliate and Related Person Proceeds" means any cash payment received by the Company or any Restricted Subsidiary from any Affiliate or Related Person from any transaction permitted under Section 1014.

                 "Agent Member" means any member of, or participant in, the Depositary.

                 "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, Euroclear and Cedel, in each case to the extent applicable to such transaction and as in effect from time to time.

                 "Asset Disposition" by any Person means any transfer, conveyance, sale, lease or other disposition by such Person or any of its Restricted Subsidiaries (including a consolidation or merger or other sale of any such Restricted Subsidiaries with, into or to another Person in a transaction in which such Restricted Subsidiary ceases to be a Restricted Subsidiary, but excluding a disposition by a Subsidiary of such Person to such Person or a Wholly Owned Restricted Subsidiary of such Person or by such Person to a Wholly Owned Restricted Subsidiary of such Person) of (i) shares of Capital Stock (other than directors' qualifying shares) or other ownership interests of a Subsidiary of such Person, (ii) substantially all of the assets of such Person or any of its Subsidiaries representing a division or line of business or (iii) other assets or rights of such Person or any of its Subsidiaries having a Fair Market Value greater than $100,000.

                 "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

                 "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                 "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors, to be in full force and effect on the date of such certification and delivered to the Trustee.

                 "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City, the State of Washington or the State of California are authorized or obligated by law or executive order to close.

                 "Capital Lease Obligation" means that portion of any obligation of a Person as lessee under a lease which is required to be capitalized on the balance sheet of such lessee in accordance with generally accepted accounting principles.

                 "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock of such Person.

                 "Cedel" means Cedel Bank, S.A. (or any successor securities clearing agency).

                 "Change of Control" has the meaning specified in Section 1017.

                 "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                 "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                 "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

                 "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its

Secretary or an Assistant Secretary, and delivered to the Trustee.

                 "Consolidated Income Tax Expense" of any Person means for any period the provision for income taxes of such Person and its Consolidated Restricted Subsidiaries for such period.

                 "Consolidated Indebtedness" of any Person means at any date the Indebtedness of such Person and its Consolidated Restricted Subsidiaries at such date.

                 "Consolidated Interest Expense" of any Person means for any period the interest expense included in an income statement (taking into account the effect of any Interest Hedge Agreements but without deduction of interest income) of such Person and its Consolidated Restricted Subsidiaries for such period, including without limitation or duplication (or, to the extent not so included, with the addition of), (i) the portion of any rental obligation in respect of any Capital Lease Obligation allocable to interest expense in accordance with generally accepted accounting principles; (ii) the amortization of Indebtedness discounts; (iii) any payments or fees with respect to letters of credit, bankers acceptances or similar facilities; (iv) fees with respect to Interest Hedge Agreements; (v) the portion of any rental obligations in respect of any Sale and Leaseback Transaction allocable to interest expense (determined as if such were treated as a Capital Lease Obligation); and (vi) Preferred Stock dividends declared and payable in cash.

                 "Consolidated Net Income" of any Person means for any period the net income (or loss) of such Person for such period determined on a consolidated basis in accordance with generally accepted accounting principles; provided that there shall be excluded therefrom (to the extent included and without duplication) (i) the net income (or loss) of any Person acquired by such Person or a Restricted Subsidiary of such Person after the date of this Indenture in a pooling-of-interests transaction for any period prior to the date of such transaction, (ii) the net income (or loss) of any Person that is not a Consolidated Restricted Subsidiary of such Person except to the extent of the amount of dividends or other distributions actually paid to such Person by such other Person during such period, (iii) gains or losses from sales of assets other than sales of assets acquired and held for resale in the ordinary course of business and (iv) all extraordinary gains and extraordinary losses.

                 "Consolidated Net Worth" of any Person means the consolidated shareholders' equity of such Person, determined on a consolidated basis in accordance with generally accepted accounting principles; provided, that, with respect to the Company, adjustments following the date of the Indenture to the accounting books and records of the Company in accordance with Accounting Principles Board Opinions Nos. 16 and 17 (or successor opinions thereto) or otherwise resulting from the acquisition of control of the Company by another Person and its Subsidiaries shall not be given effect to.

                 "Consolidated Restricted Subsidiary" of any Person means all other Persons that would be accounted for as consolidated Persons in such Person's financial statements in accordance with generally accepted accounting principles other than Unrestricted Subsidiaries.

                 "Corporate Trust Office" means the principal office of the Trustee in Los Angeles, California at which at any particular time its corporate trust business shall be administered or such other location designated by the Trustee in a report pursuant to Section 703(a).

                 "corporation" means a corporation, association, company, joint-stock company, partnership or business trust.

                 "Credit Facility" means the Loan Agreement, dated as of May 6, 1996, among the Company, The Toronto-Dominion Bank, Barclays Bank, PLC and The Morgan Guaranty Trust Company of New York, as Managing Agents, and the other financial institutions named therein, as it may be amended, supplemented, restated or otherwise modified from time to time.

                 "Cumulative EBITDA" means EBITDA of the Company and its Consolidated Restricted Subsidiaries for the period beginning on the first day of the fiscal quarter immediately following the date of this Indenture, through and including the end of the last fiscal quarter preceding the date of any proposed Restricted Payment.

                 "Cumulative Interest Expense" means the total amount of Consolidated Interest Expense of the Company and its Consolidated Restricted Subsidiaries for the period beginning on the first day of the fiscal quarter immediately following the date of this Indenture, through and including the end of the last fiscal quarter preceding the date of any proposed Restricted Payment.

                 "Defaulted Interest" has the meaning specified in Section 308.

                 "Depositary" means a clearing agency registered under the Exchange Act that is designated to act as Depositary for the Securities until a successor Depositary shall have become such pursuant to the applicable provisions of the Indenture, and thereafter "Depositary" shall mean such successor Depositary. The Depositary initially is DTC.

                 "Designated Senior Indebtedness" means the Indebtedness under the Credit Facility.

                 "DTC" means The Depository Trust Company, a New York corporation.

                 "EBITDA" of any Person means for any period the Consolidated Net Income for such period increased by the sum of (i) Consolidated Interest Expense of such Person for such period, plus (ii) Consolidated Income Tax Expense of such Person for such period, plus (iii) the consolidated depreciation and amortization expense included in the income statement of such Person and its Consolidated Restricted Subsidiaries for such period, plus (iv) all other non-cash charges and expenses that were deducted in determining Consolidated Net Income for such period, minus (v) all non-cash revenues and gains to the extent included in Consolidated Net Income for such period.

                 "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

                 "Event of Default" has the meaning specified in Section 501.

                 "Exchange Act" refers to the Securities Exchange Act of 1934 as it may be amended and any successor act thereto.

                 "Exchange Offer" means an offer made pursuant to an effective registration statement under the Securities Act by the Company to exchange securities substantially identical to Outstanding Securities (except for the differences provided for herein) for Outstanding Securities.

                 "Exchange and Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated as of October 24, 1996, between the Company and Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation,

Salomon Brothers Inc and Toronto Dominion Securities (USA) Inc., as such agreement may be amended from time to time.

                 "Exchange Registration Statement" means a registration statement of the Company under the Securities Act registering Exchange Securities for distribution pursuant to the Exchange Offer.

                 "Exchange Securities" means the Securities issued pursuant to the Exchange Offer or sold pursuant to the Resale Registration Statement and their Successor Securities.

                 "Expiration Date" has the meaning specified in the definition of Offer to Purchase.

                 "Fair Market Value" means, with respect to any assets or Person, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction. Fair Market Value will be determined (i) if such Person or assets has a Fair Market Value of less than $ 5 million, by any officer of the Company and evidenced by an Officers' Certificate, dated within 30 days of the relevant transaction, or
(ii) if such Person or assets has a Fair Market Value of $5 million or more, by a majority of the Board of Directors of the Company and evidenced by a Board Resolution, dated within 30 days of the relevant transaction

                 "Global Security" means a Security that evidences all or part of the Securities of any series and bears the applicable legend set forth in
Section 202.

                 "Guaranty" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guaranty by any

Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

                 "Holder" means a Person in whose name a Security is registered in the Security Register.

                 "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "Incurrence," "Incurred," "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness.

                 "Indebtedness" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or similar instruments, including obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every Capital Lease Obligation of such Person, (vi) the maximum fixed redemption or repurchase price of Redeemable Stock of such Person at the time of determination, (vii) every obligation to pay rent or other payment amounts of such Person with respect to any Sale and Leaseback Transaction to which such Person is a party, (viii) every obligation of the type referred to in Clauses
(i) through (vii) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or is responsible or liable, directly or indirectly, as obligor, Guarantor or otherwise and (ix) the liquidation value of Preferred Stock issued pursuant to Clause (v) of
Section 1009.

                 "Indebtedness to EBITDA Ratio" of any Person means at any date the ratio of Consolidated Indebtedness outstanding on such date to EBITDA for the four full fiscal quarters immediately preceding such date; provided, however, that, in the event such Person or any of its Restricted Subsidiaries has acquired a Person during or after such period in a pooling-of-interests transaction, such computation shall be made on a pro forma basis as if the transaction had taken place on the first day of such period.

                 "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                 "Initial Investors" means John W. Stanton and Theresa E. Gillespie and their Affiliates, Hellman & Friedman Capital Partners II, L.P. and its Affiliates, The Goldman Sachs Group, L.P. and its Affiliates and Providence Media Partners, L.P. and its Affiliates.

                 "Initial Purchasers" means Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers Inc and Toronto Dominion Securities (USA) Inc.

                 "Initial Regulation S Securities" means the Securities sold by the Initial Purchasers in the initial offering contemplated by the Purchase Agreement in reliance on Regulation S.

                 "Interest Hedge Agreements" means any interest rate swap, cap, collar, floor, caption or swaption agreements, or any similar arrangements designed to hedge the risk of variable interest rate volatility or to reduce interest costs, arising at any time between the Company or any Restricted Subsidiary, on the one hand, and any Person (other than an Affiliate of the Company or any Restricted Subsidiary), on the other hand, as such agreement or arrangement may be modified, supplemented and in effect from time to time.

                 "Interest Payment Date" means the Stated Maturity of an instalment of interest on the Securities.

                 "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                 "Make-Whole Amount" on any date in respect of any Security means the excess, if any, of (i) the aggregate present value as of such date of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to such date) that would have been payable in respect of each such dollar if such redemption or payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date on which notice of redemption or payment is made) from the respective dates on which principal and interest would have been payable if such redemption or payment had not been made, over (ii) the aggregate principal amount of such Security being redeemed or paid.

                 "Maturity" means, when used with respect to any Security, the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                 "Net Available Proceeds" from any Asset Disposition means the aggregate amount of cash (including any other consideration that is converted into cash) received by the Company or a Restricted Subsidiary in respect of such an Asset Disposition, less the sum of (i) all fees, commissions and other expenses Incurred in connection with such Asset Disposition, including the amount of income taxes required to be paid by the Company or a Restricted Subsidiary in connection therewith and (ii) the aggregate amount of cash so received which is used to retire any existing Indebtedness of the Company or a Restricted Subsidiary which is required to be repaid in connection therewith.

                 "NORTEL Facility" means the Loan Agreement, dated June 30, 1995, between Western PCS II Corporation and Northern Telecom Inc., as such agreement may be amended, supplemented, restated or otherwise modified from time to time.


                 "Offer" has the meaning specified in the definition of Offer to Purchase.

                 "Offer to Purchase" means a written offer (the "Offer") sent by the Company by first class mail, postage prepaid, to each Holder at his address appearing in the

Security Register on the date of the Offer offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer (as determined pursuant to this Indenture). Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Expiration Date") of the Offer to Purchase which, subject to any contrary requirements of applicable law, shall be not less than 30 days nor more than 60 days after the date of such Offer to Purchase and a settlement date (the "Purchase Date") for purchase of Securities within five Business Days after the Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is acceptable to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to Section 704 (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in Clause (i) (including a description of the events requiring the Company to make the Offer to Purchase),
(iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase and (iv) any other information required by applicable law to be included therein. The Offer shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

                 (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

                 (2)      the Expiration Date and the Purchase Date;

                 (3) the aggregate principal amount of the Outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to the Section hereof requiring the Offer to Purchase) (the "Purchase Amount");

                 (4) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture) (the "Purchase Price");

                 (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

                 (6) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

                 (7) that on the Purchase Date the Purchase Price will become due and payable upon each Security accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

                 (8) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

                 (9) that Holders will be entitled to withdraw all or any portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of his tender;

                 (10) that (a) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (b) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased); and

                 (11) that in case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

Any Offer to Purchase shall be governed by and effected in accordance with the Offer for such Offer to Purchase.

                 "Officers' Certificate" means a certificate signed by two officers at least one of whom shall be the principal executive officer, principal accounting officer or principal financial officer of the Company and delivered to the Trustee.

                 "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee and delivered to the Trustee.

   "Original Securities" means all Securities other than Exchange Securities.

                 "Other Securities" means the Securities sold by the Initial Purchasers in the initial offering contemplated by the Purchase Agreement in reliance on an exemption from the registration requirements of the Securities Act other than Rule 144A and Regulation S.

                 "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                 (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                 (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

           (iii) Securities which have been paid pursuant to Section 307 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                 "pari passu," when used with respect to the ranking of any Indebtedness of any Person in relation to other Indebtedness of such Person, means that each such Indebtedness (a) either (i) is not subordinated in right of payment to any other Indebtedness of such Person or (ii) is subordinate in right of payment to the same Indebtedness of such Person as is the other and is so subordinate to the same extent and (b) is not subordinate in right of payment to the other or to any Indebtedness of such Person as to which the other is not so subordinate.

                 "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

                 "Payment Blockage Period" has the meaning specified in Section 1203.

                 "Permitted Joint Venture" means, as applied to any Person, any corporation or other entity (a) engaged in the acquisition, ownership, operation and management of assets in the Wireless Communications Business, (b) over which such Person is responsible (either directly or through a services agreement) for day-to-day operations or otherwise has operational and managerial control, (c) of which more than forty percent (40%) of the outstanding Capital Stock (other than directors' qualifying shares) having ordinary Voting Power to elect its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such Voting Power by reason of the happening of any contingency, in the case of a corporation, or more than forty percent (40%) of the outstanding ownership interests, in the case of an entity other than a corporation, is at the time owned directly or indirectly by such Person, or by one or more Subsidiaries of such Person, or by such Person and by one or more Subsidiaries of such Person and (d) with respect to which such Person has the right or option to acquire all of the outstanding Capital Stock or ownership interests not owned by such Person.

                 "Permitted Joint Venture Investment" means (i) any payment on account of the purchase, redemption, retirement or acquisition of (A) any shares of Capital Stock or other ownership interests of a Permitted Joint Venture or (B) any option, warrant or other right to acquire shares of Capital Stock or ownership interests of a Permitted Joint Venture or (ii) any loan, advance, lease, capital contribution to, or investment in, or payment of a Guaranty of any obligation of a Permitted Joint Venture; provided that such loan, advance, lease, capital contribution, investment or payment provides for a return that is senior in right of payment to any return on the Capital Stock or ownership interests of such Permitted Joint Venture; provided, further, that not less than 75% of the aggregate Permitted Joint Venture Investments in any Permitted Joint Venture shall be Permitted Joint Venture Investments described in Clause (ii).

                 "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated orga-nization or government or any agency or political subdivision thereof.

                 "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                 "Preferred Stock," as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                 "Proceeding" has the meaning specified in Section 1202.

                 "Purchase Agreement" means the Purchase Agreement, dated as of October 18, 1996, between the Company and the Initial Purchasers, as such agreement may be amended from time to time.

                 "Purchase Amount" has the meaning specified in the definition of Offer to Purchase.

                 "Purchase Date" has the meaning specified in the definition of Offer to Purchase.

                 "Purchase Price" has the meaning specified in the definition of Offer to Purchase.

                 "Qualified Capital Stock" means, with respect to any Person, any and all shares of Capital Stock issued by such Person after the date of this Indenture other than Redeemable Stock.

                 "Qualified Capital Stock Proceeds" means, with respect to any Person, (a) in the case of any sale of Qualified Capital Stock, the aggregate net cash proceeds received by such Person, after payment of expenses, commissions and the like Incurred by such Person in connection therewith, and net of Indebtedness that such Person Incurred, Guaranteed or otherwise became liable for in connection with the issuance or acquisition of such Capital Stock; and (b) in the case of any exchange, exercise, conversion or surrender of any Preferred Stock or Indebtedness of such Person or any Subsidiary issued for cash after the date of this Indenture for or into shares of Qualified Capital Stock of such Person, the liquidation value of the Preferred Stock or the net book value of such Indebtedness as adjusted on the books of such Person to the date of such exchange, exercise, conversion or surrender, plus any additional amount paid by the securityholders to such Person upon such exchange, exercise, conversion or surrender and less any and all payments made to the securityholders, and all other expenses, commissions and the like Incurred by such Person or any Subsidiary in connection therewith.

                 "Redeemable Stock" of any Person means any equity security of such Person that by its terms or otherwise is required to be redeemed prior to the final Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to the final Stated Maturity of the Securities.

                 "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                 "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                 "Registered Securities" means the Exchange Securities and all other Securities sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act, together with their respective Successor Securities.

                 "Registration Default" has the meaning specified in the form of the Securities set forth in Section 202.

                 "Regular Record Date" for the interest payable on any Interest Payment Date means the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                 "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

                 "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

                 "Regulation S Global Security" has the meaning specified in
Section 201.

                 "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon a Regulation S Global Security.

                 "Regulation S Securities" means all Securities required pursuant to Section 306(c) to bear a Regulation S Legend. Such term includes the Regulation S Global Security.

                 "Reinvestment Rate" means the arithmetic mean of the yields under the respective heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of the relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

                 "Related Person" of any Person means any other Person owning
(a) 5% or more of the outstanding Common Stock of such Person or (b) 5% or more of the Voting Power of such Person.

                 "Resale Registration Statement" means a shelf registration statement under the Securities Act filed by the Company, if required by, and meeting the requirements of, the Exchange and Registration Rights Agreement, registering Original Securities for resale.

                 "Restricted Global Security" has the meaning specified in
Section 201.

                 "Restricted Payments" has the meaning specified in Section
1011.

                 "Restricted Period" means the period of 41 consecutive days beginning on and including the later of (i) the day on which Securities are first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the day on which the closing of the offering of Securities pursuant to the Purchase Agreement occurs.

                 "Restricted Securities" means all Securities required pursuant to Section 306(c) to bear a Restricted Securities Legend. Such term includes the Restricted Global Security.

                 "Restricted Securities Certificate" means a certificate substantially in the form set forth in Annex B.

                 "Restricted Securities Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon a Restricted Security.

                 "Restricted Subsidiary" of any Person means any Subsidiary of such Person other than an Unrestricted Subsidiary.

                 "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

                 "Rule 144A Securities" means the Securities purchased by the Initial Purchasers from the Company pursuant to the Purchase Agreement, other than the Other Securities and the Initial Regulation S Securities.

                 "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person more than 270 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

                 "Securities" means securities designated in the first paragraph of the RECITALS OF THE COMPANY and includes the Exchange Securities.

                 "Securities Act Legend" means a Restricted Securities Legend or a Regulation S Legend.

                 "Securities Payment" has the meaning set forth in Section
1202.

                 "Security Registrar" and "Security Register" have the respective meanings specified in Section 306.

                 "Senior Indebtedness" means the principal of (and premium, if any) and interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-petition interest is allowed in such proceeding) on (i) Indebtedness of the Company created pursuant to the Credit Facility and all other obligations thereunder or under the notes, security documents, pledge agreements, Interest Hedge Agreements or other agreements or instruments executed in connection therewith, (ii) Indebtedness of the Company created pursuant to any vendor financing Incurred for the acquisition, construction or improvement by the Company or any Restricted Subsidiary of assets in the Wireless Communications Business, (iii) all other Indebtedness of the Company referred to in the definition of Indebtedness other than Clauses (iv), (vi) and
(ix) thereof (and Clause (viii) thereof to the extent applicable to Indebtedness Incurred under Clauses (iv) and (vi) thereof), whether Incurred on or prior to the date of this Indenture or thereafter Incurred, other than the Securities, and (iv) amendments, renewals, extensions, modifications, refinancings and refundings of any such Indebtedness; provided, however, the following shall not constitute Senior Indebtedness: (A) any Indebtedness owed to a Person when such Person is a Restricted Subsidiary of the Company, (B) any Indebtedness which by the terms of the instrument creating or evidencing the same is not superior in right of payment to the Securities, (C) any Indebtedness Incurred in violation of this Indenture (but, as to any such Indebtedness, no such violation shall be deemed to exist for purposes of this clause (C) if the holder(s) of such Indebtedness or their representative and the Trustee shall have received an Officers' Certificate of the Company to the effect that the Incurrence of such Indebtedness does not (or, in the case of revolving credit Indebtedness, that the Incurrence of the entire committed amount thereof at the date on which the initial borrowing thereunder is made would not) violate this Indenture) or (D) any Indebtedness which is subordinated in right or payment in respect to any other Indebtedness of the Company.

                 "Senior Nonmonetary Default" has the meaning specified in
Section 1203.

                 "Senior Payment Default" has the meaning specified in Section 1203.

                 "Special Interest" has the meaning specified in the form of the Securities set forth in Section 202.

                 "Stated Maturity," when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the date on which the principal of such Security or such installment of interest is due and payable.

                 "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Company.

                 "Step-Down Date" has the meaning specified in the form of the Securities set forth in Section 202.

                 "Step-Up" has the meaning specified in the form of the Securities set forth in Section 202.

                 "Subsidiary" of any Person means (i) any corporation of which more than fifty percent (50%) of the outstanding Capital Stock (other than directors' qualifying shares) having ordinary Voting Power to elect its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such Voting Power by reason of the happening of any contingency, or any entity other than a corporation of which more than fifty percent (50%) of the outstanding ownership interests, is at the time owned directly or indirectly by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, or (ii) any other entity which is directly or indirectly controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, including Permitted Joint Ventures.

                 "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                 "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                 "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                 "U.S. Government Obligations" has the meaning specified in
Section 1304.

                 "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex C.

                 "Unrestricted Subsidiary" of any Person means (i) any Subsidiary of such Person that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors of such Person in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of any Person may designate any Restricted Subsidiary to be an Unrestricted Subsidiary unless such Subsidiary owns any Common Stock or Preferred Stock of, or owns or holds any Lien on any property of, such Person or any Restricted Subsidiary; provided that either (A) the Subsidiary to be so designated has total assets of $1,000 or less or (B) if such Subsidiary has assets greater than $1,000, the Fair Market Value of the Subsidiary at the time of such designation would be permitted as an investment under Section 1011.
The Board of Directors of any Person may designate any Unrestricted Subsidiary to be a Restricted Subsidiary of such Person; provided that immediately after giving effect to such designation (x) such Person would be permitted to Incur $1.00 of additional Indebtedness pursuant to the first paragraph of Section 1008 and (y) no Event of Default or event which with notice or lapse of time or both would become an Event of Default has occurred and is continuing. Any such designation by the Board of Directors shall be evidenced by a Board Resolution submitted to the Trustee.

                 "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                 "Voting Power" of any Person means the aggregate number of votes of all classes of Capital Stock of such Person which ordinarily has voting power for the election of directors of such Person.

                 "Wholly Owned Restricted Subsidiary" of any Person means a Restricted Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Restricted Subsidiaries of such Person or by such Person and one or more Wholly Owned Restricted Subsidiaries of such Person.

                 "Wireless Communications Business" means the provision of wireless communications services and other related services.


SECTION 102.     Compliance Certificates and Opinions.

                 Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

                 Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                 (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                 (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                 (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as in its reasonable judgment is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.


SECTION 103.     Form of Documents Delivered to Trustee.

                 In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                 Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

                 Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.     Acts of Holders; Record Date.

                 (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                 (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee reasonably deems sufficient.

                 (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                 (d) The ownership of Securities shall be proved by the Security Register.

                 (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.


SECTION 105.     Notices, Etc., to Trustee and Company.

                 Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                 (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Trust Officer, or

                 (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, Attention: Chief Executive Officer, addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company with a copy to its General Counsel.


SECTION 106.     Notice to Holders; Waiver.

                 Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                 In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.


SECTION 107.     Conflict with Trust Indenture Act.

                 If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of this Indenture shall be deemed to apply.


SECTION 108.     Effect of Headings and Table of Contents.

                 The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 109.     Successors and Assigns.

                 All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.


SECTION 110.     Separability Clause.

                 In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 111.     Benefits of Indenture.

                 Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness (subject to Article Thirteen hereof) and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.


SECTION 112.     GOVERNING LAW.

                 THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


SECTION 113.     Legal Holidays.

                 In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Purchase Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity, as the case may be.


                                  ARTICLE TWO

                                 Security Forms

SECTION 201.     Forms Generally.

                 The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                 The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                 Upon their original issuance, Rule 144A Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities which are Global Securities other than the Regulation S Global Security, are collectively herein called the "Restricted Global Security".

                 Upon their original issuance, Initial Regulation S Securities shall be issued in the form of one or more Global Securities registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Securities shall be credited to or through accounts maintained at DTC by or on behalf of Euroclear or Cedel. Such Global Securities, together with their Successor Securities which are Global Securities other than the Restricted Global Security, are collectively herein called the "Regulation S Global Security".

                 Upon their original issuance, Other Securities shall not be issued in the form of a Global Security or in any other form intended to facilitate book-entry trading in beneficial interests in such Securities.


SECTION 202.     Form of Face of Security.

                 [IF THE SECURITY IS A RESTRICTED SECURITY, THEN INSERT -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A

QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND
(B) BY SUBSEQUENT INVESTORS AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.]

                 [IF THE SECURITY IS A REGULATION S SECURITY, THEN INSERT -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

                 [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

                 [IF THE SECURITY IS A GLOBAL SECURITY AND THE DEPOSITORY TRUST COMPANY IS TO BE THE DEPOSITARY THEREFOR, THEN INSERT -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                   10-1/2% SENIOR SUBORDINATED NOTES DUE 2007

No. __________                                                         $________

[If Restricted Global Security - CUSIP Number 95988E AB 1]
[If Regulation S Global Security - CUSIP Number U95995 AA 1]
[If Non-Global Security - CUSIP Number 95988E AC 9]

                 Western Wireless Corporation, a corporation duly organized and existing under the laws of Washington (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________, or registered assigns, the principal sum of ________ Dollars [IF THE SECURITY IS A GLOBAL SECURITY, THEN INSERT -- , or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed $200,000,000 in the aggregate at any time) as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture,] on February 1, 2007, and to pay interest thereon from October 24, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 1 and August 1 in each year, commencing February 1, 1997, at the rate of 10-1/2% per annum, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of 12-1/2% per annum on any overdue principal and premium, if any, and on any overdue installment of interest until paid [IF THE SECURITY IS AN ORIGINAL SECURITY, THEN INSERT -- , provided that if (i) the Company has not filed an Exchange Registration Statement under the Securities Act registering a security substantially identical to this Security for distribution pursuant to an Exchange Offer or, if applicable, a Resale Registration Statement registering this Security for resale, in either case by November 23, 1996, (ii) either the Exchange Registration Statement or, if applicable, the Resale Registration Statement has not become or been declared effective by January 7, 1997, (iii) the expiration of the Exchange Offer has not occurred within 45 days after the date on which the Exchange Registration Statement has become or been declared effective initially or (iv) either the Exchange Registration Statement or, if applicable, the Resale Registration Statement is filed and declared effective but shall thereafter cease to be effective (except as specifically permitted pursuant to the agreement referred to below) without being succeeded immediately by an additional registration statement filed and declared effective, in each case (i) through (iv) upon the terms and conditions set forth in the Exchange and

Registration Rights Agreement (each such event referred to in clauses (i) through (iv), a "Registration Default"; provided that no more than one Registration Default shall be deemed to be in effect at any one time), then interest will accrue (in addition to the stated interest on this Security) (the "Step-Up") at a rate of 0.5% per annum on the principal amount of the Securities for the period from the occurrence of the Registration Default until such time (the "Step-Down Date") as no Registration Default is in effect and, provided, further, that for each 90-day period that the Registration Default continues, the per annum rate of such Special Interest shall increase (each such increase, an "Additional Step-Up") by an additional 0.5% per annum, provided that such rate shall in no event exceed 2.0% per annum in the aggregate until the Step-Down Date (after which the interest rate will be restored to its initial rate). The Company shall provide the Trustee with written notice of the date of any Registration Default and the Step-Down Date. Interest accruing as a result of the Step-Up or an Additional Step-Up is referred to herein as "Special Interest." The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date [IF THE SECURITY IS AN ORIGINAL SECURITY, THEN INSERT --, provided that any accrued and unpaid interest (including Special Interest) on this Security upon the issuance of an Exchange Security in exchange for this Security shall cease to be payable to the Holder hereof and shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date]. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                 Payment of the principal of (and premium, if any) and interest on this Security will be made at the Corporate

Trust Office or at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                 Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                 Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                 IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                                   Western Wireless Corporation

[Seal]

                                                   By___________________________
                                                     Title:
Attest:


______________________________
Title:


SECTION 203.     Form of Reverse of Security.

                 This Security is one of a duly authorized issue of Securities of the Company designated as its 10-1/2% Senior Subordinated Notes Due 2007 (herein called the "Securities"), limited in aggregate principal amount to $200,000,000, issued and to be issued under an Indenture, dated as of October 24, 1996 (herein called the "Indenture"), between the Company and Harris Trust Company of California, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                 Prior to February 1, 2002, the Securities may be redeemed at any time at the option of the Company, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Securities to be redeemed together with accrued interest thereon to but excluding the date fixed for redemption and (ii) the Make-Whole Amount, if any, with respect to the Securities or portion thereof being redeemed.

                 On or after February 1, 2002, the Securities may be redeemed at any time at the option of the Company, in whole or from time to time in part, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed during the 12-month period beginning February 1 of the years indicated,

                                                    Redemption
                        Year                          Price
                        ----                        ----------
                        2002                         105.25%
                        2003                         103.50%
                        2004                         101.75%

and thereafter at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to but excluding the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

                 Notwithstanding the previous two paragraphs, on or before February 1, 1999, the Company may at its option, apply Qualified Capital Stock Proceeds and Affiliate and Related Person Proceeds to redeem up to $66 million in aggregate principal amount of Securities at 110.5% (expressed as a percentage of principal amount) together with accrued interest to but excluding the date fixed for redemption.

                 Notice of any optional redemption of any Securities (or portion thereof) will be given to the Holders at their addresses appearing in the Security Register not less than 30 nor more than 60 days prior to the date fixed for redemption.

                 The Securities do not have the benefit of any sinking fund obligations.

                 In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                 The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued
subject to the provisions of the Indenture with respect thereto.   Each Holder
of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

                 If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                 The Indenture provides that, subject to certain conditions, if
(i) certain Net Available Proceeds are available to the Company as a result of Asset Dispositions or (ii) a Change of Control occurs, the Company shall be required to make an Offer to Purchase for Securities.

                 The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

                 The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                 No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                 As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office or at the office or agency of the Company in the Borough of Manhattan, New York City, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                 The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof subject to a minimum initial purchase amount of $100,000 for Other Securities. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                 No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                 Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                 Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months; provided, however, that any Special Interest on Original Securities shall be computed on the basis of a 365- or 366- day year, as the case may be, and the number of days actually elapsed.

                 All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                 The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York.


                      OPTION OF HOLDER TO ELECT PURCHASE

                 If you want to elect to have this Security purchased in its entirety by the Company pursuant to Section 1015 or 1017 of the Indenture, check the box:

                 [ ]

                 If you want to elect to have only a part of this Security purchased by the Company pursuant to Section 1015 or 1017 of the Indenture, state the amount: $


Dated:                            Your Signature:_____________________________
                                  (Sign exactly as name appears
                                  on the other side of this Security)


Signature Guarantee:__________________________________________________________
                     (Signature must be guaranteed by
                     a member firm of the New York Stock
                     Exchange or a commercial bank or
                     trust company)

SECTION 204.     Form of Trustee's Certificate of Authentication.

  This is one of the Securities referred to in the within-mentioned Indenture.


                                           HARRIS TRUST COMPANY OF CALIFORNIA,
                                           as Trustee


                                           By _______________________________,
                                              Authorized Officer


                                 ARTICLE THREE

                                 The Securities

SECTION 301.     Title and Terms.

                 The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $200,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 307, 906 or 1108 or in connection with an Offer to Purchase pursuant to Section 1015 or 1017.

                 The Securities shall be known and designated as the "10-1/2% Senior Subordinated Notes Due 2007" of the Company. Their Stated Maturity shall be February 1, 2007 and they shall bear interest at the rate of 10-1/2% per annum, from October 24, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on February 1 and August 1, commencing on February 1, 1997, to the Holders of record on the immediately preceding January 15 and July 15, until the principal thereof is paid or made available for payment; provided, however, with respect to Original Securities that if a Registration Default occurs (provided that no more than one Registration Default shall be deemed to be in effect at any one time), then a Step-Up will occur for the period from the occurrence of the Registration Default until the Step-Down Date and, provided, further, that for each 90-day period that the Registration Default continues, an Additional Step-Up shall occur, provided that such rate shall in no event exceed 2.0% per annum in the aggregate until the Step-Down Date (after which the interest rate will be restored to its initial rate). The Company shall provide the Trustee with written notice of the date of any Registration Default and the Step-Down Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Accrued Special Interest, if any, shall be paid in cash in arrears semi-annually on February 1 and August 1 in each year and the amount of accrued Special Interest shall be determined on the basis of the number of days actually elapsed and computed as provided in
Section 311.

                 The principal of (and premium, if any) and interest on the Securities shall be payable at the Corporate Trust Office or at the office or agency of the Company in the City and State of New York maintained for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                 The Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Sections 1015 and 1017.

                 The Securities shall be redeemable as provided in Article
Eleven.

                 The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Twelve.

                 The Securities shall be subject to defeasance at the option of the Company as provided in Article Thirteen.


SECTION 302.     Denominations.

                 The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiples thereof subject to a minimum initial purchase amount of $100,000 for Other Securities.

SECTION 303.     Execution, Authentication, Delivery and Dating.

                 The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary, one of its Assistant Secretaries or its Chief Financial Officer. The signature of any of these officers on the Securities may be manual or facsimile.

                 Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                 At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

                 At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of a registration statement under the Securities Act with respect thereto, the Company may deliver Exchange Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Securities and a like principal amount of Original Securities for cancellation in accordance with Section 310 of this Indenture, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. Prior to authenticating such Exchange Securities, and accepting any additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, if requested, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating in substance

                 (a) that all conditions hereunder precedent to the authentication and delivery of such Exchange Securities have been complied with and that such Exchange Securities, when such Securities have been duly authenticated and delivered by the Trustee (and subject to any other conditions specified in such Opinion of Counsel), have been duly issued and delivered and will constitute valid and legally binding obligations of the Company, respectively, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                 (b) that the issuance of the Exchange Securities in exchange for Original Securities has been effected in compliance with the Securities Act.


                 Each Security shall be dated the date of its authentication.

                 No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.


SECTION 304.     Temporary Securities.

                 Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                 If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to
Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.


SECTION 305.     Global Securities.

                 (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                 (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or
(B) has ceased to be a clearing agency registered as such under the Exchange Act, (ii) there shall have occurred and be continuing an Event of Default with respect to such Global Security, (iii) the Company executes and delivers to the Trustee a Company Order stating that it elects to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee) or (iv) pursuant to the following sentence. All or any portion of a Global Security may be exchanged for a Security that has a like aggregate principal amount and is not a Global Security, upon 20 days' prior request made by the Depositary or its authorized representative to the Trustee.

                 (c) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 305(b) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

                 (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three,
Section 906, 1015, 1017 or 1108 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

                 (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

SECTION 306. Registration, Registration of Transfer and Exchange Generally; Certain Transfers and Exchanges; Securities Act Legends.

                 (a) Registration, Registration of Transfer and Exchange Generally. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. Such Security Register shall distinguish between Original Securities and Exchange Securities.

                 Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

                 At the option of the Holder, Securities may be exchanged for new Securities of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                 All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and (except for the differences between Original Securities and Exchange Securities provided for herein) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                 Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                 No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 305, 306, 906, 1015, 1017 or 1108 not involving any transfer.

                 The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                 (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 306(b) shall be made only in accordance with this Section 306(b).

                        (i) Restricted Global Security to Regulation S Global Security. If the owner of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) a Regulation S Certificate, in the form of Annex A hereto, duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(vii) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in Section 305(c).

                      (ii) Regulation S Global Security to Restricted Global Security. If the owner of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) if such transfer is to occur during the Restricted Period, a Restricted Securities Certificate, in the form of Annex B hereto, duly executed by the owner of such beneficial interest in the Regulation S Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount as provided in
         Section 305(c).

                      (iii) Restricted Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with the provisions of this Clause (b)(iii) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) such Security as provided in Section 306(a) and instructions satisfactory to the Trustee directing that a beneficial interest in the Restricted Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent

         Member's account and (B) a Restricted Securities Certificate, if the specified account is to be credited with a beneficial interest in the Restricted Global Security, or a Regulation S Certificate, if the specified account is to be credited with a beneficial interest in the Regulation S Global Security, in either case satisfactory to the Trustee and duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(vii) below, shall cancel such Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 306(a) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 305(c).

                      (iv) Regulation S Non-Global Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Regulation S Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, such transfer may be effected only in accordance with this Clause
         (b)(iv) and Clause (b)(vii) below and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of
         (A) such Security as provided in Section 306(a) and instructions satisfactory to the Trustee directing that a beneficial interest in the Restricted Global Security or Regulation S Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account and
         (B) if the transfer is to occur during the Restricted Period and the specified account is to be credited with a beneficial interest in the Restricted Global Security, a Restricted Securities Certificate, in the form of Annex B hereto, duly executed by such Holder or his attorney duly authorized in writing, then the Trustee, as Security Registrar but subject to Clause (b)(vii) below, shall cancel such Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 306(a) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 305(c).

                        (v) Non-Global Security to Non-Global Security. A Security that is not a Global Security may be transferred, in whole or in part, to a Person who takes delivery in the form of another Security that is not a Global Security as provided in Section 3.06(a), provided that, if the Security to be transferred in whole or in part is a Restricted Security, or is a Regulation S Security and the transfer is to occur during the Restricted Period, then the Trustee shall have received (A) a Restricted Securities Certificate, in the form of Annex B hereto, duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Restricted Security, or (B) a Regulation S Certificate, satisfactory to the Trustee and duly executed by the transferor Holder or his attorney duly authorized in writing, in which case the transferee Holder shall take delivery in the form of a Regulation S Security (subject in each case to Section 306(c)).

                       (vi) Exchanges between Global Security and Non-Global Security. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 305, provided that, if such interest is a beneficial interest in the Restricted Global Security, or if such interest is a beneficial interest in the Regulation S Global Security and such exchange is to occur during the Restricted Period, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 306(c)). A Security that is not a Global Security may be exchanged for a beneficial interest in a Global Security only if (A) such exchange occurs in connection with a transfer effected in accordance with Clause (b)(iii) or (iv) above or (B) such Security is a Regulation S Security and such exchange occurs after the Restricted Period.

                      (vii) Regulation S Global Security to be Held Through Euroclear or Cedel during Restricted Period. The Company shall use its best efforts to cause the Depositary to ensure that, until the expiration of the Restricted Period, beneficial interests in the Regulation S Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this

         Clause (b)(vii) shall not prohibit any transfer or exchange of such an interest in accordance with Clause (b)(ii) or (vi) above.

                 (c) Securities Act Legends. Rule 144A Securities, Other Securities and their respective Successor Securities shall bear a Restricted Securities Legend, and Initial Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

                        (i) subject to the following Clauses of this Section 306(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

                       (ii) subject to the following Clauses of this Section 306(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 306(b)(v) or (vi) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

                      (iii) Registered Securities shall not bear a Securities Act Legend;

                       (iv) after October 24, 1999, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, in the form of Annex C hereto, duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

                        (v) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three; and

                       (vi)  notwithstanding the foregoing provisions of this
         Section 306(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.


SECTION 307.     Mutilated, Destroyed, Lost and Stolen Securities.

                 If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                 If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                 In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                 Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                 Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                 The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 308.     Payment of Interest; Interest Rights Preserved.

                 Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                 Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                 (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                 (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                 Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.


SECTION 309.     Persons Deemed Owners.

                 Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 308) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                 None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.


SECTION 310.     Cancellation.

                 All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any Offer to Purchase pursuant to Section 1015 or 1017 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.


SECTION 311.     Computation of Interest.

                 Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months; provided, however, that any Special Interest on Original Securities shall be computed on the basis of a 365- or 366-day year, as the case may be, and the number of days actually elapsed.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401.     Satisfaction and Discharge of Indenture.

                 This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture (including, but not limited to, Article Twelve hereof), when

                 (1)      either

                          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 307 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                          (B) all such Securities not theretofore delivered to the Trustee for cancellation

                                  (i)  have become due and payable, or

                                  (ii)  will become due and payable at their
                          Stated Maturity within one year, or

                                  (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                 (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                 (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Four, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.


SECTION 402.     Application of Trust Money.

                 Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                  ARTICLE FIVE

                                    Remedies

SECTION 501.     Events of Default.

                 "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Twelve or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                 (1) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

                 (2) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                 (3) failure, on the applicable Purchase Date, to purchase Securities required to be purchased by the Company pursuant to an Offer to Purchase as to which an Offer has been mailed to Holders; or

                 (4)  default in the performance, or breach, of Section 801; or

                 (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                 (6) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of Indebtedness by the Company or any Restricted Subsidiary of the Company or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any Indebtedness of such type by the Company or any such Restricted Subsidiary with a principal amount then outstanding, individually or in the aggregate, in excess of $5 million, whether such Indebtedness now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay any portion of the principal of such Indebtedness at final maturity after the expiration of any applicable grace period with respect thereto or shall have resulted in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

                 (7) a final judgment or final judgments for the payment of money are entered against the Company or a Restricted Subsidiary in an aggregate amount in excess of $5 million by a court or courts of competent jurisdiction, which judgments remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 60 days after the right to appeal all such judgments has expired; or

                 (8) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Restricted Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any such Restricted Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any such Restricted Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any such Restricted Subsidiary or of any substantial part of the property of the Company or any such Restricted Subsidiary, or ordering the winding up or liquidation of the affairs of the Company or any such Restricted Subsidiary, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                 (9) the commencement by the Company or any Restricted Subsidiary of the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any such Restricted Subsidiary to the entry of a decree or order for relief in respect of the Company or any Restricted Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Restricted Subsidiary of the Company, or the filing by the Company or any such Restricted Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company or any such Restricted Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Restricted Subsidiary of the Company or of any substantial part of the property of the Company or any Restricted Subsidiary of the Company, or the making by the Company or any Restricted Subsidiary of the Company of an assignment for the benefit of creditors, or the admission by the Company or any such Restricted Subsid-iary in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any such Restricted Subsidiary in furtherance of any such action.


SECTION 502.     Acceleration of Maturity; Rescission and Annulment.

                 If an Event of Default (other than an Event of Default specified in Section 501(8) or (9)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal and any accrued interest shall become immediately due and payable.
If an Event of Default specified in Section 501(8) or (9) occurs, the principal of and any accrued interest on the Securities then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

                 At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                 (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                          (A)  all overdue interest on all Securities,

                          (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and, to the extent that payment of such interest is lawful, interest thereon at the rate provided by the Securities,

                          (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate provided by the Securities, and

                          (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         and

                 (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.


SECTION 503.     Collection of Indebtedness and Suits for Enforcement by
Trustee.

                 The Company covenants that if

                 (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                 (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, and subject to Article Twelve, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                 If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

                 If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504.     Trustee May File Proofs of Claim.

                 In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and, subject to Article Twelve, to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

                 No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the creditors' committee.

SECTION 505.     Trustee May Enforce Claims Without Possession of Securities.

                 All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.


SECTION 506.     Application of Money Collected.

                 Subject to Article Twelve, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                 FIRST:  To the payment of all amounts due the Trustee under
         Section 607; and

                 SECOND: To the extent provided in Article Twelve, to the holders of Senior Indebtedness in accordance with Article Twelve; and

                 THIRD: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.


SECTION 507.     Limitation on Suits.

                 No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                 (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                 (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                 (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                 (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                 (5) no direction inconsistent with such written request has been given to the Trustee during such 60- day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.


SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

                 Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 308) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or, in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.     Restoration of Rights and Remedies.

                 If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


SECTION 510.     Rights and Remedies Cumulative.

                 Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 307, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.


SECTION 511.     Delay or Omission Not Waiver.

                 No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.


SECTION 512.     Control by Holders.

                 The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

                 (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                 (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                 (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith shall determine that the action or proceedings so directed might involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction shall be unduly prejudicial to the interest of holders of the Securities not joining in the giving of said direction, it being understood that the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such holders.


SECTION 513.     Waiver of Past Defaults.

                 The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                 (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company), or

                 (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                 Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.     Undertaking for Costs.

                 In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.


SECTION 515.     Waiver of Stay or Extension Laws.

                 The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  The Trustee

SECTION 601.     Certain Duties and Responsibilities.

                 The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.     Notice of Defaults.

                 The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.


SECTION 603.     Certain Rights of Trustee.

                 Subject to the provisions of Section 601:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, Officers' Certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) before the Trustee acts or refrains from acting, the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document unless requested to do so by the Holders of not less than a majority in principal amount of the Securities then outstanding, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (h) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

         (i) the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company, except as otherwise provided herein, but the Trustee may require of the Company full information and advice as to the performance of the covenants, conditions and agreements contained herein and shall be entitled in connection herewith to examine the books, records and premises of the Company; and

         (j) except for (i) a default under Sections 501(1), (2) or (3) hereof, or (ii) any other event of which the Trustee has "actual knowledge" and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture, the Trustee shall not be deemed to have notice of any default or Event of Default unless specifically notified in writing of such event by the Company or the Holders of not less than 25% in aggregate principal amount of the Securities then outstanding; as used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.


SECTION 604.     Not Responsible for Recitals or Issuance of Securities.

                 The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 605.     May Hold Securities.

                 The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.


SECTION 606.     Money Held in Trust.

                 Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.


SECTION 607.     Compensation and Reimbursement.

                 The Company agrees

         (1) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the

Trustee in accordance with any provision of this Indenture, including costs of collection (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

         (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                 The obligations of the Company under this Section shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) and interest on particular Securities. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Article Five hereof, the expenses (including reasonable fees and expenses of its counsel) and the compensation for the services in connection therewith are intended to constitute expense of administration under any applicable bankruptcy law.


SECTION 608.     Disqualification; Conflicting Interests.

                 If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.


SECTION 609.     Corporate Trustee Required; Eligibility.

                 There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has (or in the case of a Person included in a bank holding company system, the related bank holding company shall have) a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in New York City or Los Angeles. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


SECTION 610.     Resignation and Removal; Appointment of Successor.

                 (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 611.

                 (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                 (d)  If at any time:

                 (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                 (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                 (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                 (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                 (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.


SECTION 611.     Acceptance of Appointment by Successor.

                 Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                 No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.


SECTION 612.     Merger, Conversion, Consolidation or Succession to Business.

                 Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.


SECTION 613.     Preferential Collection of Claims Against Company.

                 If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


SECTION 614.     Appointment of Authenticating Agent.

                 The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 307, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having (or in the case of a corporation included in a bank holding company system, the related bank holding company having) a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                 Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                 An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the

Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                 The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

                 If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

   This is one of the Securities described in the within-mentioned Indenture.



                                  HARRIS TRUST COMPANY OF CALIFORNIA,
                                                           As Trustee



                                       By___________________________,
                                              As Authenticating Agent



                                        By___________________________
                                                   Authorized Officer

                                 ARTICLE SEVEN

                 Holders' Lists and Reports by Trustee and Company

SECTION 701.     Company to Furnish Trustee Names and Addresses of Holders.

                 The Company will furnish or cause to be furnished to the Trustee

                 (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                 (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.


SECTION 702.     Preservation of Information; Communications to Holders.

                 (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                 (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities and the corresponding rights and duties of the Trustee, shall be provided by the Trust Indenture Act.

                 (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.     Reports by Trustee.

                 (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                 (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.


SECTION 704.     Reports by Company.

                 The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                 ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.     Company May Consolidate, Etc. Only on Certain Terms.

                 The Company (a) shall not consolidate with or merge into any other Person; (b) shall not permit any other Person to consolidate with or merge into the Company; and (c) shall not, directly or indirectly, transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety; unless, in any such transaction:

                 (1) immediately after giving effect to such transaction and treating any Indebtedness Incurred by the Company or a Restricted Subsidiary of the Company as a result of such transaction as having been Incurred by the Company or such Restricted Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

                 (2) in the case the Company shall consolidate with or merge into another Person or shall directly or indirectly transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by transfer, conveyance, sale, lease or other disposition all or substantially all of the properties and assets of the Company as an entirety (for purposes of this Article Eight, a "Successor Company") shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                 (3) immediately after giving effect to such transaction, the Consolidated Net Worth of the Company or, if applicable, the Successor Company shall be equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction;

                 (4) immediately after giving effect to such transaction, and treating any Indebtedness Incurred by the Company or any Restricted Subsidiary as a result of such transaction as having been Incurred at the time of such transaction, the Company or the Successor Company would be permitted to Incur at least $1.00 of additional Indebtedness pursuant to the first paragraph under Section 1008;

                 (5) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officer's Certificate, setting forth the manner of determination of the Consolidated Net Worth and the ability to Incur Indebtedness in accordance with Clause (4) of Section 801, the Company or, if applicable, of the Successor Company as required pursuant to the foregoing.


SECTION 802.     Successor Substituted.

                 Upon any consolidation of the Company with, or merger of the Company into, any other Person or any transfer, conveyance, sale, lease or other disposition of all or substantially all of the properties and assets of the Company as an entirety in accordance with Section 801, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                            Supplemental Indentures

SECTION 901.     Supplemental Indentures Without Consent of Holders.

                 Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                 (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                 (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                 (3) to secure the Securities pursuant to the requirements of Section 1013 or otherwise; or

                 (4) to comply with any requirements of the Commission in order to effect and maintain the qualification of this Indenture under the Trust Indenture Act; or

                 (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect.


SECTION 902.     Supplemental Indentures with Consent of Holders.

                 With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                 (1) change the Stated Maturity of the principal of, or any instalment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase Date), or

                 (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                 (3) modify any of the provisions of this Section, Section 513 or Section 1019, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

                 (4) modify any of the provisions of this Indenture relating to the subordination of the Securities in a manner adverse to the Holders, or

                 (5) following the mailing of an Offer with respect to an Offer to Purchase pursuant to Sections 1015 or 1017, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner adverse to such Holder, or

                 (6)      modify any of the provisions of Section 1010.

                 Notice shall be given to all Holders and the Trustee at least 10 Business Days prior to the adoption of any proposed amendment pursuant to this Section 902. It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 903.     Execution of Supplemental Indentures.

                 In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by, and that all conditions precedent have been met under, this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 904.     Effect of Supplemental Indentures.

                 Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. No such supplemental indenture shall directly or indirectly modify the provisions of Article Twelve in any manner which might terminate or impair the rights of the Senior Indebtedness pursuant to such subordination provisions.


SECTION 905.     Conformity with Trust Indenture Act.

                 Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.


SECTION 906.     Reference in Securities to Supplemental Indentures.

                 Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION 907.     Notice of Supplemental Indenture.

                 Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to Section 902, the Company shall transmit to the Holders a notice setting forth the substance of such supplemental indenture.


                                  ARTICLE TEN

                                   Covenants

SECTION 1001.    Payment of Principal, Premium and Interest.

                 The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.    Maintenance of Office or Agency.

                 The Company will maintain in the Borough of Manhattan, New York City, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                 The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, New York
City) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.


SECTION 1003.    Money for Security Payments to be Held in Trust.

                 If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                 Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                 The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                 (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                 (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

                 (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                 The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                 Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.


SECTION 1004.    Existence.

                 Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 1005.    Maintenance of Properties.

                 The Company will cause all properties used or useful in the conduct of its business or the business of any Restricted Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Board of Directors in good faith, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.


SECTION 1006.    Payment of Taxes and Other Claims.

                 The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Restricted Subsidiaries or upon the income, profits or property of the Company or any of its Restricted Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Restricted Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.


SECTION 1007.    Maintenance of Insurance.

                 The Company shall, and shall cause its Restricted Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice.


SECTION 1008.    Limitation on Consolidated Indebtedness.

                 The Company shall not, and shall not permit any of its Restricted Subsidiaries to, Incur any Indebtedness unless the Company's Indebtedness to EBITDA Ratio at the end of the fiscal quarter immediately preceding the Incurrence of such Indebtedness, after giving pro forma effect to the Incurrence of such Indebtedness and any other Indebtedness Incurred since such date and the receipt and application of the proceeds thereof, would be less than 9 to 1 for the period ending June 30, 2001 and 7 to 1 thereafter.

                 Notwithstanding the foregoing paragraph, the Company and/or any Restricted Subsidiary of the Company, as the case may be, may Incur the following Indebtedness:

                            (i) Indebtedness evidenced by the Securities or otherwise arising under this Indenture;

                           (ii) Indebtedness of the Company or any Restricted Subsidiary, as the case may be, that is outstanding or committed at the date hereof under the Credit Facility (including any letters of credit issued thereunder) and the NORTEL Facility and any renewal, extension, refinancing or refunding thereof in an amount which, together with any amount remaining outstanding or committed under the Credit Facility and the NORTEL Facility, does not exceed $950 million at any time outstanding; provided that this Clause (ii) shall not prohibit the Company from Incurring additional Indebtedness under the Credit Facility or the NORTEL Facility otherwise permitted pursuant to this
                 Section 1008;

                          (iii) Indebtedness of the Company or any Restricted Subsidiary of the Company that is outstanding or committed prior to February 1, 2000 for the acquisition, construction or improvement by the Company or any Restricted Subsidiary of assets in the Wireless Communications Business; provided that the amount of such Indebtedness at any time outstanding does not exceed 100% of the Fair Market Value of such assets;

                           (iv) Indebtedness owed by the Company to any Wholly Owned Restricted Subsidiary of the Company (provided that such Indebtedness is at all times held by a Person which is a Wholly Owned Restricted Subsidiary of the Company) or Indebtedness owed by a Wholly Owned Restricted Subsidiary of the Company to the Company or a Wholly Owned Restricted Subsidiary of the Company (provided that such Indebtedness is at all times held by the Company or a Person which is a Wholly Owned Restricted Subsidiary of the Company); provided, however, that for purposes of this Section 1008, upon either
                 (x) the transfer or other disposition by such Wholly Owned Restricted Subsidiary or the Company of any Indebtedness so permitted to a Person other than the Company or another Wholly Owned Restricted Subsidiary of the Company or (y) the issuance (other than directors' qualifying shares), sale, lease, transfer or other disposition of shares of Capital Stock (including by consolidation or merger) of such Wholly Owned Restricted Subsidiary to a Person other than the Company or another such Wholly Owned Restricted Subsidiary, the provisions of this Clause (iv) shall no longer be applicable to such Indebtedness and such Indebtedness shall be deemed to have been Incurred at the time of such transfer or other disposition;

                            (v) Indebtedness of the Company or any Restricted Subsidiary of the Company to renew, extend, refinance or refund any Indebtedness of the Company or any Restricted Subsidiary outstanding or committed on the date of renewal, extension, refinancing or refunding other than Indebtedness Incurred pursuant to Clause (ii) or (iv) above; provided, however, that such

                 Indebtedness does not exceed the principal amount of outstanding or committed Indebtedness so renewed, extended, refinanced or refunded plus financing fees and other expenses Incurred in connection therewith; and provided further, that Indebtedness the proceeds of which are used to refinance or refund Indebtedness which is pari passu to the Securities or Indebtedness which is subordinate in right of payment to the Securities shall only be permitted if (A) in the case of any refinancing or refunding of Indebtedness which is pari passu to the Securities, the refinancing or refunding Indebtedness is made pari passu to the Securities or subordinate to the Securities, and, in the case of any refinancing or refunding of Indebtedness which is subordinated to the Securities, the refinancing or refunding Indebtedness is made subordinate to the Securities to substantially the same extent as the Indebtedness refinanced or refunded, (B) in either case, the renewing, extending, refinancing or refunding Indebtedness by its terms, or by the terms of any agreement or instrument pursuant to which such Indebtedness is issued, does not provide for payments of principal of such Indebtedness at the stated maturity thereof or by way of a sinking fund applicable thereto or by way of any mandatory redemption, defeasance, retirement or repurchase thereof by the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances, but excluding any retirement required by virtue of acceleration of such Indebtedness upon an event of default thereunder), in each case prior to the stated maturity of the Indebtedness being renewed, extended, refinanced or refunded;

                           (vi) Indebtedness Incurred by the Company or any Restricted Subsidiary under Interest Hedge Agreements to hedge permitted Indebtedness; and

                          (vii) Indebtedness of the Company or any Restricted Subsidiary that is outstanding or committed prior to February 1, 2000 not otherwise permitted to be Incurred pursuant to Clauses (i) through (vi) above, which, together with any other outstanding Indebtedness Incurred pursuant to this Clause
                 (vii), has an aggregate principal amount not in excess of $50 million at any time outstanding or committed.

SECTION 1009.    Limitation on Preferred Stock of Restricted Subsidiaries.

                 The Company shall not permit any Restricted Subsidiary of the Company to create or issue any Preferred Stock except:

                 (i) Preferred Stock outstanding on the date of this Indenture;

                 (ii) Preferred Stock issued to and held by the Company or any Wholly Owned Restricted Subsidiary of the Company (provided that such Preferred Stock is at all times held by the Company or a Person which is a Wholly Owned Restricted Subsidiary of the Company);

                 (iii) Preferred Stock issued by a Person prior to the time such Person became a direct or indirect Restricted Subsidiary of the Company;

                 (iv) Preferred Stock issued by a Restricted Subsidiary the proceeds of which are used to refinance any outstanding
         Preferred Stock of a Restricted Subsidiary, in an aggregate liquidation preference not to exceed the liquidation preference of the Preferred Stock so refinanced plus the amount of any financing fees and other expenses incurred in connection with such refinancing, and provided such refinancing Preferred Stock by its terms, or by the terms of any agreement or instrument pursuant to which such Preferred Stock is issued, does not provide for payments of liquidation value at the stated maturity of such Preferred Stock or by way of a sinking fund applicable to such Preferred Stock or by way of any mandatory redemption, defeasance, retirement or repurchase of such Preferred Stock by the Company (including any redemption, retirement or repurchase which is contingent upon events or circumstances) prior to the stated maturity of the Preferred Stock being refinanced; and

                 (v) Preferred Stock issued by a Restricted Subsidiary with a cumulative liquidation preference in an amount which could have been Incurred at the time of such issuance as Indebtedness under Section 1008.


SECTION 1010.    Limitation on Certain Indebtedness.

                 The Company shall not Incur or suffer to exist any Indebtedness (other than the Securities) that would rank subordinate in right of payment to any other Indebtedness of the Company unless the Indebtedness so Incurred is either (i) pari passu Indebtedness or (ii) subordinate in right of payment to the Securities.


SECTION 1011.    Limitation on Restricted Payments.

                 The Company (i) shall not, and shall not permit any Restricted Subsidiary of the Company to, directly or indirectly, declare or pay any dividend, or make any distribution, of any kind or character (whether in cash, property or securities) in respect of any class of its or such Restricted Subsidiary's Capital Stock or to the holders of any class of its or such Restricted Subsidiary's Capital Stock (excluding any dividends or distributions payable solely in shares of its or such Restricted Subsidiary's Capital Stock or in options, warrants or other rights to acquire its or such Restricted Subsidiary's Capital Stock and other than any declaration or payment of a dividend or other distribution by a Restricted Subsidiary to the Company or another Restricted Subsidiary), (ii) shall not, and shall not permit any Restricted Subsidiary of the Company, directly or indirectly, to purchase, redeem or otherwise acquire or retire for value (a) any Capital Stock of the Company or any Related Person (other than a Restricted Subsidiary) of the Company or (b) any options, warrants or rights to purchase or acquire shares of Capital Stock of the Company or such Restricted Subsidiary or any Related Person (other than a Restricted Subsidiary) of the Company or such Restricted Subsidiary, in each case other than pursuant to the cashless exercise of options, (iii) shall not make, or permit any Restricted Subsidiary of the Company to make, any loan, advance, capital contribution to, or investment in, or payment of a Guaranty of any obligation of, or purchase, redemption or other acquisition of any shares of capital stock or any Indebtedness of, any Affiliate or Related Person (other than a Restricted Subsidiary or other than any loan, advance, capital contribution to, or investment in, the Company or another Restricted Subsidiary by a Restricted Subsidiary, or any payment by any Restricted Subsidiary of any loan, advance or other Indebtedness or other amount owed by a Restricted Subsidiary to the Company or another Restricted Subsidiary) and (iv) shall not, and shall not permit any Restricted Subsidiary of the Company to, redeem, defease (including, but not limited to, legal or covenant defeasance), repurchase, retire or otherwise acquire or retire for value prior to any scheduled maturity, repayment or sinking fund payment, Indebtedness of the Company or such Restricted Subsidiary (other than the Securities) which is subordinate in right of payment to the Securities (the transactions described in Clauses (i) through (iv) being referred to herein as "Restricted Payments"), if at the time thereof and giving effect thereto:

                 (1) an Event of Default, or an event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and is continuing;

                 (2) the Company would not be permitted to Incur an additional $1.00 of Indebtedness pursuant to the first paragraph of
         Section 1008; and

                 (3) the aggregate of all Restricted Payments made on or after the date of this Indenture exceeds the sum of:

                          (A) Cumulative EBITDA less 1.6 times Cumulative Interest Expense; and

                          (B) 100% of the aggregate Affiliate and Related Person Proceeds and Qualified Capital Stock Proceeds of the Company after the date of this Indenture.

                 The foregoing provision shall not be violated, so long as no Event of Default or event which with notice or lapse of time or both would become an Event of Default has occurred and is continuing (other than in the case of Clause (ii) as to which it shall not be a requirement that no Event of Default or event which with notice or lapse of time or both would become an Event of Default has occurred and is continuing), by reason of (i) the payment of any dividend within 60 days after declaration thereof if at the declaration date such payment would have complied with the foregoing provision; (ii) any refinancing of any Indebtedness otherwise permitted under Clause (ii) or (v) of
Section 1008; (iii) Permitted Joint Venture Investments; (iv) the payment of scheduled dividends on, or the redemption of, Preferred Stock permitted to be created or issued pursuant to Section 1009; or (v) Restricted Payments, in addition to Restricted Payments permitted pursuant to Clauses (i) through (iv) of this paragraph, not in excess of $25 million in the aggregate after the date of this Indenture.

SECTION 1012. Limitations Concerning Distributions and Transfers By Restricted Subsidiaries.

                 The Company shall not, and shall not permit any Restricted Subsidiary of the Company to, create or otherwise cause or suffer to exist any consensual restriction or prohibition on the ability of any Restricted Subsidiary of the Company (i) to pay, directly or indirectly, dividends or make any other distributions in respect of its Capital Stock or any other ownership interest or participation in, or measured by, its profits, to the Company or any Restricted Subsidiary of the Company or pay any Indebtedness or other obligation owed to the Company or any Restricted Subsidiary of the Company;
(ii) to make loans or advances to the Company or any Restricted Subsidiary of the Company; or (iii) to transfer any of its property or assets to the Company or any Restricted Subsidiary of the Company, except, in any such case, any restriction or prohibition:

                 (a) pursuant to any agreement in effect on the date of this Indenture, or

                 (b) pursuant to an agreement entered into after the date of this Indenture relating to any Indebtedness the Incurrence of which is permitted under this Indenture, provided, however, that the provisions contained in such agreement relating to such encumbrance or restriction are, taken as a whole, no more restrictive in any material respect than those contained in the NORTEL Facility or are no more restrictive in any material respect than those contained in this Indenture, or

                 (c) pursuant to an agreement relating to any Indebtedness of such Restricted Subsidiary which was outstanding or committed prior to the date on which such Restricted Subsidiary was acquired by the Company other than in anticipation of becoming a Restricted Subsidiary, or

                 (d) pursuant to an agreement effecting a renewal, extension, refinancing or refunding of any agreement described in Clauses (a) through (c) above; provided, however, that the provisions contained in such renewal, extension, refinancing or refunding agreement relating to such encumbrance or restriction are no more restrictive in any material respect than the provisions contained in the agreement the subject thereof.

SECTION 1013.    Limitation on Liens.

                 (a) The Company shall not, and shall not permit any Restricted Subsidiary of the Company to, Incur or suffer to exist any Lien on or with respect to any property or assets now owned or hereafter acquired to secure any Indebtedness that is pari passu or subordinated to the Securities without making, or causing such Restricted Subsidiary to make, effective provision for securing the Securities (i) equally and ratably with such Indebtedness as to such property for so long as such Indebtedness will be so secured or (ii) in the event such Indebtedness is Indebtedness of the Company which is subordinate in right of payment to the Securities, prior to such Indebtedness as to such property for so long as such Indebtedness will be so secured.

                 The foregoing restrictions will not apply to:

                   (i) Liens in respect of Indebtedness existing at the date of this Indenture;

                  (ii) Liens in favor of the Company or Liens in favor of a Wholly Owned Restricted Subsidiary of the Company on the assets or Capital Stock of another Wholly Owned Restricted Subsidiary of the Company;

                 (iii) Liens to secure Indebtedness outstanding or committed for the purpose of financing all or any part of the purchase price or the cost of construction or improvement of the equipment or other property subject to such Liens; provided, however, that (a) the principal amount of any Indebtedness secured by such a Lien does not exceed 100% of such purchase price or cost, (b) such Lien does not extend to or cover any other property other than such item of property and any improvements on such item and (c) the Incurrence of such Indebtedness is otherwise permitted by Section 1008;

                  (iv) Liens on property existing immediately prior to the time of acquisition thereof (and not Incurred in anticipation of the financing of such acquisition); or

                   (v) Liens to secure Indebtedness to extend, renew, refinance or refund (or successive extensions, renewals, refinancings or refundings), in whole or in part, Indebtedness secured by any Lien referred to in the foregoing Clauses (i), (iii) and (iv) so long as such Lien does not extend to any other property and the principal amount of Indebtedness so secured is not increased except as otherwise permitted under Clause (ii) or (v) of
         Section 1008.


SECTION 1014.    Limitation on Transactions with Affiliates and Related
                 Persons.

                 The Company shall not, and shall not permit any Restricted Subsidiary of the Company to, directly or indirectly, enter into any transaction (including, without limitation, the purchase, sale, lease or exchange of property, the rendering of any service) involving aggregate consideration in excess of $1 million, with or to any Affiliate or Related Person (other than a Restricted Subsidiary), unless a majority of the disinterested members of the Board of Directors of the Company shall determine, evidenced by a Board Resolution that:

                 (1) such transaction is in the best interests of the Company or such Restricted Subsidiary; and

                 (2) such transaction is on terms no less favorable to the Company or such Restricted Subsidiary than those that could be obtained in a comparable arm's length transaction with a third party at the time.


SECTION 1015.    Limitation on Certain Asset Dispositions.

                 (a) The Company shall not, and shall not permit any Restricted Subsidiary of the Company to, make any Asset Disposition in one or more related transactions that would result in aggregate net proceeds in excess of $10 million unless

                 (i) the consideration received at the time of such Asset Disposition is at least equal to the Fair Market Value of the assets as determined by the Board of Directors and evidenced by a Board Resolution,

                (ii) (x) at least 85% of the consideration received consists of cash or readily marketable cash equivalents or the assumption of Indebtedness of the Company or any Restricted Subsidiary or (y) so long as no Event of Default or event which with notice or lapse of time would become an Event of Default has occurred and is continuing, the consideration paid to the Company or such Restricted Subsidiary is substantially comparable in type to the assets being sold as determined by the Board of Directors of the Company

         (which determination will be evidenced by a Board Resolution) and

                  (iii) 100% of the Net Available Proceeds from such disposition (including from the sale of any marketable cash equivalents received therein) are applied by the Company (or the Restricted Subsidiary, as the case may be) (A) first, to repayment (in whole or in part) of Senior Indebtedness (or Indebtedness of such Restricted Subsidiary, as the case may be); (B) second, to make any offer to purchase required for the Company's 10 1/2% Senior Subordinated Notes Due 2006; (C) third, to the extent Net Available Proceeds are not required to be applied to Senior Indebtedness or Indebtedness of such Restricted Subsidiary as specified in Clause (A) or to be applied to an offer to purchase as specified in Clause (B), to make an Offer to Purchase any Outstanding Securities at a purchase price equal to 100% of their principal amount plus accrued interest to but excluding the date of purchase (provided, however, that installments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 308) and any other offer to purchase required under the terms of Indebtedness that is pari passu to the Securities, on a pro rata basis; and (D) fourth, to the extent of any remaining Net Available Proceeds following completion of the offers to purchase referred to in subclauses (B) and (C) above, to the repayment, within five Business Days after the Purchase Date of such Offer to Purchase, of other Indebtedness of the Company or a Restricted Subsidiary.

                  Notwithstanding Clause (iii) above, the Company will not be required to repay Senior Indebtedness or Indebtedness of such Restricted Subsidiary then Outstanding, to make an offer to purchase any of the Company's outstanding 10 1/2% Senior Subordinated Notes Due 2006 or to make an Offer to Purchase any Outstanding Securities or to repay any other Indebtedness with the proceeds of any Asset Disposition to the extent that the Net Available Proceeds are invested within 365 days of such Asset Disposition in assets or an entity in the Wireless Communications Business or the Company or a Restricted Subsidiary shall have entered into a binding agreement to invest in such assets and such investment shall have been consummated within eighteen months of such Asset Disposition.

                 (b) In the event that the Company is required to repurchase or to redeem Securities pursuant to Clause (a)(iii) above, the Company will mail the Offer for an Offer to Purchase required pursuant to
Section 1015(a) not more than 30 days after the expiration of the 365-day or 18-month period referred to in Section 1015(a). The aggregate principal amount of the Securities to be offered to be purchased pursuant to the Offer to Purchase shall equal the Net Available Proceeds available therefor pursuant to Clause (iii)(C) of Section 1015(a) (rounded down to the next lowest integral multiple of $1,000). Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount.

                 The Company shall not be entitled to any credit against its obligations under this Section 1015 for the principal amount of any Securities acquired by the Company otherwise than pursuant to the Offer to Purchase pursuant to this Section 1015.

                 (c) Not later than the date of the Offer with respect to an Offer to Purchase pursuant to this Section 1015, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the Purchase Amount, (ii) the allocation of the Net Available Proceeds from the Asset Disposition pursuant to which such Offer is being made, including, if amounts are invested in assets or an entity in the Wireless Communications Business, the actual assets or entity acquired and (iii) the compliance of such allocation with the provisions of Clause (a).

                 The Company and the Trustee shall perform their respective obligations specified in the Offer to Purchase. On or prior to the Purchase Date, the Company shall (i) accept for payment (on a pro rata basis, if necessary) Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent (or the Company, if so acting) shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such

Holders a new Security equal in principal amount to any unpurchased portion of the Security surrendered. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

        (d) Notwithstanding the foregoing, this Section 1015 shall not apply to any Asset Disposition which constitutes a transfer, conveyance, sale, lease or other disposition of all or substantially all of the Company's properties or assets within the meaning of Section 801 hereof.


SECTION 1016.          Limitation on Issuances and Sales of
                       Capital Stock of Wholly Owned Restricted
                       Subsidiaries.

                 Subject to the requirements of Section 801 (if applicable), the Company (i) shall not, and shall not permit any Wholly Owned Restricted Subsidiary to, transfer, convey, sell, lease or otherwise dispose of any Capital Stock of such Wholly Owned Restricted Subsidiary or any other Wholly Owned Restricted Subsidiary to any Person (other than the Company or a Wholly Owned Restricted Subsidiary) unless such transfer, conveyance, sale, lease or other disposition is of all the Capital Stock of such Wholly Owned Restricted Subsidiary and the Net Available Proceeds from such sale, assignment, transfer or conveyance are applied in accordance with Section 1015 (including the provisions thereof relating to the application of the Net Available Proceeds therefrom) and (ii) shall not permit any Wholly Owned Restricted Subsidiary to issue shares of its Capital Stock (other than directors' qualifying shares or to the Company or a Wholly Owned Restricted Subsidiary of the Company), or securities convertible into, or warrants, rights or options to subscribe for or purchase shares of, its Capital Stock to any Person unless such issuance is of all the Capital Stock of such Wholly Owned Restricted Subsidiary and the Net Available Proceeds from such issuance are applied in accordance with Section 1015 (including the provisions thereof relating to the application of the Net Available Proceeds therefrom).


SECTION 1017.    Change of Control.

        (a) Upon the occurrence of a Change in Control, each Holder of a Security shall have the right to have such Security repurchased by the Company on the terms and condi-tions set forth in this Section 1017 and this Indenture. Subject to the limitations of Article Twelve and to the compliance by the Company with the requirements of paragraph (d) of this Section 1017, the Company shall, within 30 days following the date of the consummation of a transaction resulting in a Change of Control, mail to each Holder of Securities an Offer to Purchase all Outstanding Securities at a purchase price equal to 101% of their aggregate principal amount plus accrued interest, if any, to but excluding the Purchase Date (provided, however, that installments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 308). Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount.

                 (b) The Company and the Trustee shall perform their respective obligations specified in the Offer to Purchase. Prior to the Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Offer on or as soon as practicable after the Purchase Date.

                 (c) "Change of Control" means (i) directly or indirectly a sale, transfer or other conveyance of all or substantially all the assets of the Company, on a consolidated basis, to any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), excluding transfers or conveyances to or among the Company's Wholly Owned Restricted Subsidiaries, as an entirety or substantially as an entirety in one transaction or series of related transactions, in each case with the effect that any Person or group of Persons that, as of the date of this Indenture, are not Initial Investors or Affiliates of the Initial Investors own more than 50% of the total Voting Power entitled to vote in the election of directors, managers or trustees of the transferee entity immediately after such transaction, (ii) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), other than the Initial Investors (or any Person or group of Persons that, at the date of this Indenture, are Affiliates of the Initial Investors), is or becomes the "beneficial owner" (as that term is used in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Power of the Company or (iii) during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

                 (d) Prior to the time required for the mailing of an Offer to Purchase pursuant to paragraph (a), the Company will in good faith (i) seek to obtain any required consent of holders of Senior Indebtedness so as to permit the making of the Offer to Purchase and the purchase of Securities pursuant to this Section 1017, or (ii) seek to repay all or a portion of the lenders under the Credit Facility to the extent necessary (including, if necessary, payment in full of such Indebtedness and payment of any prepayment premiums, fees, expenses or penalties) to permit the making of the Offer to Purchase and the purchase of Securities pursuant to this Section 1017 without such consent or
(iii) if such Indebtedness is not then prepayable to such extent, make an offer to the lenders under the Credit Facility from which consent is required and cannot be obtained to repay such Indebtedness in full for an amount equal to the outstanding principal balance thereof and accrued interest to the date of repayment, plus any fees, expenses and penalties required pursuant to the instruments governing such Indebtedness, plus, in the event such Indebtedness is subsequently prepayable at a premium, the premium payable when such Indebtedness is first prepayable, and repay any lender who accepts such Offer. Following compliance by the Company with the requirements of the foregoing sentence and assuming that the required consent has been obtained or that the Indebtedness under the Credit Facility has been repaid, the Company shall, within the time required for the mailing of an Offer with respect to an Offer to Purchase pursuant to Clause (a), mail such Offer.


SECTION 1018.         Statement by Officers as to Default; C
                      Compliance Certificates.

                 (a) The Company will deliver to the Trustee, within 90 days after the end of each fiscal year, and within 60 days after the end of each fiscal quarter (other than the fourth fiscal quarter), of the Company ending after the date hereof an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of
Section 801 or Sections 1004 to 1017, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                 (b) The Company shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company becomes aware or should reasonably become aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default, the period of existence thereof and the action which the Company proposes to take with respect thereto.

                 (c) The Company shall deliver to the Trustee within 90 days after the end of each fiscal year a written statement by the Company's independent public accountants stating (A) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (B) whether, in connection with their audit examination, any event which, with notice or the lapse of time or both, would constitute an Event of Default has come to their attention and, if such a default has come to their attention, specifying the nature and period of the existence thereof.

SECTION 1019.    Waiver of Certain Covenants.

                 The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 801 and Sections 1004 to 1017, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect; provided, however, with respect to an Offer to Purchase as to which an Offer has been mailed, no such waiver may be made or shall be effective against any Holder tendering Securities pursuant to such Offer, and the Company may not omit to comply with the terms of such Offer as to such Holder.


SECTION 1020.    Provision of Financial Information.

                 If the Company at any time is not subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act (or any successor provisions) at any time while any Securities constitute Restricted Securities, it will take all actions necessary to permit resales of the Original Securities (or any successor securities) to be made pursuant to Rule 144A, including furnishing to any holder of such a security (or a beneficial interest therein), or to any prospective purchaser designated by such holder, upon the request of such holder, such financial and other information as may be required to be delivered under paragraph (d)(4) of Rule 144A to permit such resales and that information that would be required if the Company were subject to the informational requirements of Sections 13 or 15(d) of the Exchange Act.


                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101.    Right of Redemption.

                 Subject to Article Twelve, the Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at the Redemption Prices specified in the form of Security hereinbefore set forth together with accrued interest to but excluding the Redemption Date.


SECTION 1102.    Applicability of Article.

                 Redemption of Securities at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.


SECTION 1103.    Election to Redeem; Notice to Trustee.

                 The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.


SECTION 1104.    Selection by Trustee of Securities to Be Redeemed.

                 If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by prorating, as nearly as may be practicable, the principal amount of Securities to be redeemed. In any proration pursuant to this Section, the Trustee shall make such adjustments, reallocations and eliminations as it shall deem proper (and in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed) to the end that the principal amount of Securities so prorated shall be $1,000 or a multiple thereof, by increasing or decreasing or eliminating the amount which would be allocable to any Holder on the basis of exact proportion by an amount not exceeding $1,000.

                 The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                 For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.


SECTION 1105.    Notice of Redemption.

                 Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                 All notices of redemption shall state:

                 (1)  the Redemption Date,

                 (2)  the Redemption Price,

                 (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                 (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

                 (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

                 Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.


SECTION 1106.    Deposit of Redemption Price.

                 Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1107.    Securities Payable on Redemption Date.

                 Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 308.

                 If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.


SECTION 1108.    Securities Redeemed in Part.

                 Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                          Subordination of Securities

SECTION 1201.    Securities Subordinate to Senior Indebtedness.

                 The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Fourth and Article Thirteen), the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.


SECTION 1202.    Payment Over of Proceeds Upon Dissolution,
                 Etc.

                 In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding") the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of principal of (or premium, if any) or interest on or other obligations in respect of the Securities or other Indebtedness of the Company that is pari passu or subordinate in right of payment to the Securities or on account of any purchase or other acquisition of Securities or such other Indebtedness by the Company or any Subsidiary of the Company (all such payments, distributions, purchases and acquisitions herein referred to, individually and collectively, as a "Securities Payment"), and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any Securities Payment which may be payable or deliverable in respect of the Securities in any such Proceeding.

                 In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any Securities Payment before all Senior Indebtedness is paid in full or payment thereof has been provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, and if such fact shall, at or prior to the time of such Securities Payment, have been made known to the Trustee by delivery to the Trustee of any notice set forth in Section 1209 or, as the case may be, such Holder, then and in such event such Securities Payment shall be paid over or delivered forthwith by the Trustee (if any notice set forth in Section 1209 has been delivered to the Trustee) or by the Holder to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company (which may be the Administrative Agent) for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

                 For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include a payment or distribution of stock or securities of the Company provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment which stock or securities are subordinated in right of payment to all then outstanding Senior Indebtedness to substantially the same extent as the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 1203.    No Payment When Senior Indebtedness in Default.

                 In the event that any Senior Payment Default (as defined below) shall have occurred and be continuing, then no Securities Payment shall be made unless and until such Senior Payment Default shall have been cured or waived or shall have ceased to exist or all amounts then due and payable in respect of Senior Indebtedness shall have been paid in full, or provision shall have been made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness. "Senior Payment Default" means any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness when due, whether at the Stated Maturity of any such payment or by declaration of acceleration, call for redemption or otherwise.

                 In the event that any Senior Nonmonetary Default (as defined below) shall have occurred and be continuing, then, upon the receipt by the Company and the Trustee of written notice of such Senior Nonmonetary Default from an Administrative Agent or, if there is no outstanding Designated Senior Indebtedness, any representative of a holder of Senior Indebtedness, no Securities Payment shall be made during the period (the "Payment Blockage Period") commencing on the date of such receipt of such written notice and ending on the earlier of (i) the date on which such Senior Nonmonetary Default shall have been cured or waived or shall have ceased to exist and any acceleration of Senior Indebtedness shall have been rescinded or annulled or the Senior Indebtedness to which such Senior Nonmonetary Default relates shall have been discharged or (ii) the 179th day after the date of such receipt of such written notice. No more than one Payment Blockage Period may be commenced with respect to the Securities during any 360-day period and there shall be a period of at least 181 consecutive days in each 360-day period when no Payment Blockage Period is in effect. No Payment Blockage Period shall be in effect if there is no payment blockage period in effect with respect to any outstanding 2006 Notes. For all purposes of this paragraph, no Senior Nonmonetary Default that was known to the holders of Senior Indebtedness to exist or be continuing on the date of commencement of any Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Payment Blockage Period by an Administrative Agent for the Designated Senior Indebtedness unless such Senior Nonmonetary Default shall have been cured for a period of not less than 90 consecutive days. "Senior Nonmonetary Default" means the occurrence or existence and continuance of any event of default, or of any event which, after notice or lapse of time (or both), would become an event of default, under the terms of any instrument pursuant to which any Senior Indebtedness is outstanding, permitting (after notice or lapse of time or both) one or more holders of such Senior Indebtedness (or a trustee or agent on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise become due and payable, other than a Senior Payment Default.


SECTION 1204.    Payment Permitted If No Default.

                 Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 1202 or under the conditions described in Section 1203, from making Securities Payments, or (b) the application by the Trustee of any money deposited with it hereunder to Securities Payments or the retention of such Securities Payment by the Holders, if, at the time of such application by the Trustee, it had not received any notice set forth in Section 1209.


SECTION 1205.    Subrogation to Rights of Holders of Senior
                 Indebtedness.

                 Subject to the payment in full of all amounts due or to become due on or in respect of Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 1206.    Provisions Solely to Define Relative Rights.

                 The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.


SECTION 1207.    Trustee to Effectuate Subordination.

                 Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.


SECTION 1208.    No Waiver of Subordination Provisions.

                 No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                 Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.


SECTION 1209.    Notice to Trustee.

                 The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee or Administrative Agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least 5 Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within 5 Business Days prior to such date.

                 Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or Administrative Agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or Administrative Agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.


SECTION 1210.    Reliance on Judicial Order or Certificate of
                 Liquidating Agent.

                 Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.


SECTION 1211.    Trustee Not Fiduciary for Holders of Senior
                 Debt.

                 The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and it undertakes to perform and observe only such of its covenants and obligations with respect to the Senior Indebtedness as are specifically set forth in this Indenture, and no implied covenants or obligations with respect to the Senior Indebtedness shall be read into this Indenture against the Trustee and the Trustee shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.


SECTION 1212.    Rights of Trustee as Holder of Senior
                 Indebtedness; Preservation of Trustee's
                 Rights.

                 The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                 Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.


SECTION 1213.    Article Applicable to Paying Agents.

                 In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1212 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


SECTION 1214.    Defeasance of this Article Twelve.

                 The subordination of the Securities provided by this Article Twelve is expressly made subject to the provisions for defeasance or covenant defeasance in Article Thirteen hereof and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance, the Securities then outstanding shall thereupon cease to be subordinated pursuant to this Article Twelve.

                                ARTICLE THIRTEEN

                       Defeasance and Covenant Defeasance

SECTION 1301.    Company's Option to Effect Defeasance or
                 Covenant Defeasance.

                 The Company may at its option by Board Resolution, at any time, elect to have either Section 1302 or Section 1303 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Thirteen.


SECTION 1302.    Defeasance and Discharge.

                 Upon the Company's exercise of the option provided in Section 1301 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities, and the provisions of Article Twelve hereof shall cease to be effective, on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 307, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303.


SECTION 1303.    Covenant Defeasance.

                 Upon the Company's exercise of the option provided in Section 1301 applicable to this Section, (i) the Company shall be released from its obligations under Sections 1005 through 1017, inclusive, and Clauses (3), (4) and (5) of Section 801, (ii) the occurrence of an event specified in Sections 501(3), 501(4) (with respect to Clauses (1), (3), (4) or (5) of Section 801), 501(5) (with respect to any of Sections 1005 through 1017, inclusive), 501(6) and 501(7) shall not be deemed to be an Event of Default and (iii) the provisions of Article Twelve hereof shall cease to be effective on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, Clause or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section, Clause or Article or by reason of any reference in any such Section, Clause or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.


SECTION 1304.    Conditions to Defeasance or Covenant
                 Defeasance.

                 The following shall be the conditions to application of either
Section 1302 or Section 1303 to the then Outstanding Securities:

                 (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or
         (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms, without the need for reinvestment, will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any,) and each instalment of interest on the Securities on the Stated Maturity of such principal or instalment of interest in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are
         (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally Guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                 (2) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

                 (3) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

                 (4) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that the Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

                 (5) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

                 (6) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(8) and (9) are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                 (7) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                 (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

                 (9) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.


SECTION 1305.    Deposited Money and U.S. Government
                 Obligations to be Held in Trust; Other
                 Miscellaneous Provisions.

                 Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. Money so held in trust shall not be subject to the provisions of Article Twelve.

                 The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

                 Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.


SECTION 1306.    Reinstatement.

                 If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 1302 or 1303 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1302 or 1303; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or the Paying Agent.


                              ____________________


                 This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                                   WESTERN WIRELESS CORPORATION


                                                   By /s/ Alan Bender
                                                     ---------------------

Attest:


/s/ Theresa Gillespie
------------------------


                                                   HARRIS TRUST COMPANY OF
                                                      CALIFORNIA


                                                   By /s/ Esther Cervantes
                                                      --------------------
                                                      Authorized Officer

Attest:


/s/ Michael O. Goedecke
------------------------

STATE OF NEW YORK )   ss.:
COUNTY OF NEW YORK)


                 On the 24th day of October, 1996, before me personally came Alan Bender, to me known, who, being by me duly sworn, did depose and say that he is General Counsel and Senior Vice President of Western Wireless Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                               /s/
                                               ______________________________





STATE OF CALIFORNIA  )   ss.:
COUNTY OF LOS ANGELES)


                 On the 24th day of October, 1996, before me personally came Esther Cervantes, to me known, who, being by me duly sworn, did depose and say that she is ___________________________________________________ of Harris
Trust Company of California, one of the corporations described in and which executed the foregoing instrument; that [he -- she] knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that [he -- she] signed [his -- her] name thereto by like authority.


                                               /s/
                                               ______________________________

                                                              ANNEX A -- Form of
                                                        Regulation S Certificate

                            REGULATION S CERTIFICATE

          (For transfers pursuant to Section  306(b)(i), (iii) and (v)
                               of the Indenture)


Harris Trust Company of California,
  as Trustee
601 South Figueroa, Suite 4900
Los Angeles, California 90017

                 Re: 10-1/2% Senior Subordinated Notes Due 2007 of Western Wireless Corporation
                          (the "Securities")

                 Reference is made to the Indenture, dated as of October 24, 1996 (the "Indenture"), from Western Wireless Corporation (the "Company") to Harris Trust Company of California, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

                 This certificate relates to U.S. $____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                 CUSIP No(s). ___________________________

                 CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                 The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

                 (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

                          (A)    the Owner is not a distributor of the
                 Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

                          (B) the offer of the Specified Securities was not made to a person in the United States;

                          (C)    either:

                                 (i)  at the time the buy order was
                          originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                                (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                          (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

                          (E) if the Owner is a dealer in securities or has received a selling concession, fee or other renumeration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

                          (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                 (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                          (A) the transfer is occurring after October 24, 1998 and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                          (B) the transfer is occurring after October 24, 1999 and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

                 This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.


Dated:
                                  -----------------------------------
                                 (Print the name of the Undersigned,
                                 as such term is defined in the
                                 second paragraph of this
                                 certificate.)



                                 By:
                                    ---------------------------------
                                    Name:
                                    Title:

                                 (If the Undersigned is a
                                 corporation, partnership or
                                 fiduciary, the title of the person
                                 signing on behalf of the
                                 Undersigned must be stated.)

ANNEX B -- Form of Restricted Securities Certificate




                       RESTRICTED SECURITIES CERTIFICATE

(For transfers pursuant to Section 306(b)(ii), (iii), (iv) and (v)
                              of the Indenture)



Harris Trust Company of California,
  as Trustee
601 South Figueroa, Suite 4900
Los Angeles, California 90017

                 Re: 10-1/2% Senior Subordinated Notes Due 2007 of Western Wireless Corporation
                          (the "Securities")

                 Reference is made to the Indenture, dated as of October 24, 1996 (the "Indenture"), from Western Wireless Corporation (the "Company") to Harris Trust Company of California, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

                 This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                 CUSIP No(s). ___________________________

                 CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                 The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security or, if pursuant to Rule 144, in the form of a Security bearing no Securities Act Legend pursuant to Section 306(c). In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

                 (1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

                          (A)     the Specified Securities are being
                 transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                          (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

                 (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                          (A) the transfer is occurring after October 24, 1998 and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                          (B) the transfer is occurring after October 24, 1999 and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

                 This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.



Dated:
                                  -----------------------------------
                                  (Print the name of the Undersigned,
                                  as such term is defined in the
                                  second paragraph of this
                                  certificate.)





                                  By:
                                     --------------------------------
                                     Name:
                                     Title:

                                  (If the Undersigned is a
                                  corporation, partnership or
                                  fiduciary, the title of the person
                                  signing on behalf of the
                                  Undersigned must be stated.)

                                                ANNEX C -- Form of Unrestricted
                                                Securities Certificate




                      UNRESTRICTED SECURITIES CERTIFICATE

      (For removal of Securities Act Legends pursuant to Section 306(c))



Harris Trust Company of California,
  as Trustee
601 South Figueroa, Suite 4900
Los Angeles, California 90017

                 Re: 10-1/2% Senior Subordinated Notes Due 2007 of Western Wireless Corporation
                          (the "Securities")

                 Reference is made to the Indenture, dated as of October 24, 1996 (the "Indenture"), from Western Wireless Corporation (the "Company") to Harris Trust Company of California, as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

                 This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                 CUSIP No(s). ___________________________

                 CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                 The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 306(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after October 24, 1999 and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

                 This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.


Dated:
                                  ----------------------------------
                                  (Print the name of the Undersigned,
                                  as such term is defined in the
                                  second paragraph of this
                                  certificate.)



                                  By:
                                     --------------------------------
                                     Name:
                                     Title:

                                  (If the Undersigned is a
                                  corporation, partnership or
                                  fiduciary, the title of the person
                                  signing on behalf of the
                                  Undersigned must be stated.)





                                      C-2